UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-2538
                                   ---------------------------------------------

                           Touchstone Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

             Jill T. McGruder, 303 Broadway, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4066
                                                   -----------------------------

Date of fiscal year end:   9/30/09
                           -------

Date of reporting period:  9/30/09
                           -------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                                              September 30, 2009

Annual Report

TOUCHSTONE INVESTMENT TRUST
Touchstone Core Bond Fund
Touchstone High Yield Fund
Touchstone Institutional Money Market Fund
Touchstone Money Market Fund


[LOGO] TOUCHSTONE INVESTMENTS (R)

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
--------------------------------------------------------------------------------
Letter from the President                                                      3
--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)                      4-9
--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)                 10
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                       11-12
--------------------------------------------------------------------------------
Statements of Operations                                                   13-14
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                        15-16
--------------------------------------------------------------------------------
Financial Highlights                                                       17-21
--------------------------------------------------------------------------------
Notes to Financial Statements                                              22-33
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
        Core Bond Fund                                                     34-36
--------------------------------------------------------------------------------
        High Yield Fund                                                    37-39
--------------------------------------------------------------------------------
        Institutional Money Market Fund                                    40-43
--------------------------------------------------------------------------------
        Money Market Fund                                                  44-47
--------------------------------------------------------------------------------
Notes to Portfolios of Investments                                            48
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       49
--------------------------------------------------------------------------------
Other Items (Unaudited)                                                    50-51
--------------------------------------------------------------------------------
Management of the Trust (Unaudited)                                        52-54
--------------------------------------------------------------------------------
Privacy Protection Policy                                                     55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter from the President
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the Touchstone Investment Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended September 30, 2009.

After the series of events in 2008 that took such a heavy toll on financial markets, Government programs implemented thereafter have had a positive effect on financial markets, helping 2009 become a truly extraordinary year. Improving confidence in the economy and very strong technicals have combined to fuel a rally. Spreads in most sectors have narrowed considerably, particularly in the corporate and mortgage sectors, and the Federal Reserve is expected to remain accommodative into 2010 as the economy remains weak. Though troubled by the historically significant loss of global capital, concern for inflationary pressure from growth, and Treasury debt issuance, the impact on the bond market was one of improving liquidity. Market conditions during the quarter were dominated by global optimism for a recovery, led by expectations of inventory rebuilding and signs of improved interest in home buying. Economic data was less mixed, with strength evidenced by a rebound in consumer optimism and the stock market, although the domestic U.S. economy is still laboring under high unemployment.

Despite the fact that some forecasters believe the economy could remain sluggish for some time, continued government stimulus, higher exports due to the dollar weakness, and higher revenues combined with improving cost containment should lead to a restocking cycle, as well as improving employment prospects and wage gains throughout the remainder of the year and into 2010.

The investment grade and high yield corporate bond markets performed well this year. It is believed they will continue to do so, as corporate bonds' risk premiums offer a yield advantage to Treasuries, which will offer some protection against rising interest rates, and the high yield market's risk premiums offer extremely attractive levels. Money market rates are likely to remain exceptionally low for the foreseeable future as the Federal Reserve is likely to keep rates within the current range of 0% to 0.25% until the middle of 2010.

We continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond, and money market mutual funds to help keep your financial strategy on course. In today's market climate, it is critical to maintain a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Investment Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE CORE BOND FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS, INC.

INVESTMENT PHILOSOPHY & PROCESS

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund's portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

FUND PERFORMANCE & POSITIONING

The total return of the Touchstone Core Bond Fund was 13.92% for the year ended September 30, 2009. The total return of the Barclays Capital Aggregate Bond Index was 10.56% for the same period.

The events that began in the fall of 2008 provided the backdrop for the markets for the past year. Following the demise of some venerable investment firms and the nationalization of several companies, policy makers have been attempting to limit the damage to the economy and lay the foundation for future growth. Congress passed the $787 billion stimulus package and is working to implement reforms that will more tightly regulate the financial system. The Federal Reserve has cut interest rates to essentially zero and embarked on a number of unconventional policies, with a commitment to purchase $1.75 trillion in long-term fixed income securities to help support the credit markets. Late 2008 was a difficult period, but the recovery in 2009 has been strong.

Interest rates have fallen sharply over the last year, as the economy weakened and inflation fell. However, since the beginning of 2009, long-term interest rates have risen. The Fund is positioned with less interest rate risk, which was a contributor to performance. Inflation expectations, as measured by Treasury Inflation Protected Securities (TIPS), were driven to extremely low levels at the end of 2008. The Fund has had an allocation to TIPS for most of 2009, which contributed to performance as inflation expectations have surfaced, and as policy makers continue to simulate growth and the economy recovers. The investment grade and high yield corporate bond markets performed well this year. The Fund was overweight high yield and investment grade corporate bonds for the period and, the recovery in these sectors in 2009, along with benefits from security selection, contributed to positive performance for the Fund.

The non-agency, mortgage-backed securities market has been a source of volatility over the past year. In late 2008, this sector experienced significant price declines due to the weak housing market and a lack of liquidity, which further impacted prices negatively. Although there has been some recovery in 2009, the Fund had an allocation to this sector in the past year and, over the entire period, the allotment to this sector detracted from performance.

STRATEGY & OUTLOOK

Fort Washington Investment Advisors (FWIA) believes that a global recovery is underway that is likely to continue into 2010. However, the U.S. recovery is likely to be sub-par, and FWIA does not foresee significant job market improvement until 2011. Meanwhile, doubts about the sustainability of the upturn are likely to persist, although stimulative fiscal and monetary policies should lessen the risk of a "double dip." The crux of FWIA's view is that the U.S. upturn is part of a world-wide phenomenon. One year ago, world trade and manufacturing activity collapsed in the aftermath of a financial panic that disrupted trade financing. U.S. exports and imports both plunged, reinforcing a slump in domestic demand that fed on one another. During the past two quarters, however, world trade and manufacturing activity have rebounded significantly, beginning in China and East Asia and spreading to other parts of the world. Like most countries, the upturn in the United States is particularly apparent in an improvement in manufacturing and other traded goods. At the same time, residential housing and consumer spending, sectors that were both contracting significantly a year ago, have stabilized recently. The consensus forecast calls for real GDP growth to average 2.5%-3.0% in the second half of this year. While some forecasters envision stronger growth, FWIA is doubtful, especially when jobs are scarce, personal incomes are stagnant, and the personal saving rate, although rising, is low.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued
--------------------------------------------------------------------------------

The response of the business sector to the recent economic improvement could serve as an important catalyst to growth. During the contraction phase, businesses cut back on capital spending and jobs to a much greater extent than in previous recessions. With profit margins now beginning to improve, it remains to be seen how quickly businesses will reverse course and begin to add to jobs and capital expenditures. If they begin to do so soon, the recovery would gain traction; if not, the pace of economic growth could fade somewhat next year. Meanwhile, fiscal and monetary policies are likely to remain stimulative until there is clearer indication that the economy is on the road to a self-sustained recovery. Although there has been considerable discussion of the Federal Reserve's "exit strategy" from quantitative easing and zero interest rates, FWIA looks for authorities to keep interest rates unchanged at least through the first half of 2010. Inflation is likely to remain subdued for the next year or two, and the banking system is still fragile, with considerable uncertainty about the outlook for commercial real estate.

With the Fed indicating they will keep interest rates low for some time and further evidence of economic recovery, FWIA anticipates that short-term interest rates will remain low in the near term. FWIA believes long-term treasury yields will be at risk later in the year and into 2010 as the economy rebounds and the massive amount of Treasury supply puts upward pressure on interest rates. FWIA also thinks that economic growth is likely to turn positive in the second half of 2009 and remain positive into 2010. However, the pace of growth may be more moderate than in past recoveries.

Going forward, FWIA plans to position the Fund for higher, long-term interest rates, including an allocation to Treasury Inflation Protected Securities
(TIPS), remain overweight corporate bonds as the risk premiums offer a yield advantage to Treasuries which will offer some protection against rising interest rates, and continue to invest opportunistically in the high yield market as risk premiums offer extremely attractive levels. The Fund will remain underweight high-quality agency, mortgage-backed securities, as FWIA believes this sector has reached its potential for price appreciation. FWIA will also continue to view Treasuries and other government bond sectors as relatively unattractive.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            CORE BOND FUND* AND THE BARCLAYS CAPITAL AGGREGATE INDEX

                                   [LINE CHART]

Barclays Capital Aggregate Index                    Core Bond Fund - Class A
--------------------------------                    ------------------------

         DATE                                            DATE
       09/30/99    10,000                              09/30/99     9,525
       12/31/99     9,988                              12/31/99     9,494
       03/31/00    10,208                              03/31/00     9,589
       06/30/00    10,386                              06/30/00     9,758
       09/30/00    10,699                              09/30/00    10,016
       12/31/00    11,149                              12/31/00    10,417
       03/31/01    11,487                              03/31/01    10,684
       06/30/01    11,552                              06/30/01    10,678
       09/30/01    12,085                              09/30/01    11,178
       12/31/01    12,090                              12/31/01    11,109
       03/31/02    12,102                              03/31/02    11,091
       06/30/02    12,549                              06/30/02    11,485
       09/30/02    13,124                              09/30/02    11,923
       12/31/02    13,330                              12/31/02    12,079
       03/31/03    13,516                              03/31/03    12,249
       06/30/03    13,854                              06/30/03    12,480
       09/30/03    13,834                              09/30/03    12,437
       12/31/03    13,877                              12/31/03    12,472
       03/31/04    14,246                              03/31/04    12,731
       06/30/04    13,898                              06/30/04    12,448
       09/30/04    14,343                              09/30/04    12,756
       12/31/04    14,479                              12/31/04    12,850
       03/31/05    14,410                              03/31/05    12,787
       06/30/05    14,843                              06/30/05    13,096
       09/30/05    14,743                              09/30/05    13,011
       12/31/05    14,831                              12/31/05    13,052
       03/31/06    14,735                              03/31/06    12,959
       06/30/06    14,724                              06/30/06    12,929
       09/30/06    15,285                              09/30/06    13,411
       12/31/06    15,474                              12/31/06    13,554
       03/31/07    15,706                              03/31/07    13,746
       06/30/07    15,625                              06/30/07    13,647
       09/30/07    16,070                              09/30/07    14,037
       12/31/07    16,552                              12/31/07    14,280
       03/31/08    16,911                              03/31/08    14,286
       06/30/08    16,738                              06/30/08    14,107
       09/30/08    16,656                              09/30/08    13,729
       12/31/08    17,419                              12/31/08    13,538
       03/31/09    17,439                              03/31/09    13,763
       06/30/09    17,750                              06/30/09    14,600
       09/30/09    18,415                              09/30/09    15,642

--------------------------------------------------------------------------------
                                 CORE BOND FUND
                         AVERAGE ANNUAL TOTAL RETURNS**
                         ------------------------------

                        1 Year     5 Years    10 Years
Class A                  8.50%      3.15%      4.57%
Class C                 13.07%      3.38%      4.23%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund commenced operations on October 3, 1994.

* The average annual total returns shown above are adjusted for maximum applicable sales charge.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE HIGH YIELD FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS, INC.

INVESTMENT PHILOSOPHY & PROCESS

The Touchstone High Yield Fund seeks high current income and capital appreciation by primarily investing in non-investment grade securities. The fund emphasizes the higher-quality segment of the high yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

FUND PERFORMANCE & POSITIONING

The total return of the Touchstone High Yield Fund was 16.06% for the fiscal year ended September 30, 2009. The total return of the Merrill Lynch High Yield Master Index was 21.88% for the same period.

The High Yield market generated an impressive return during the fiscal year, but exhibited considerable volatility within the year. During the first fiscal quarter, spreads to U.S. Treasuries nearly doubled before staging a significant rally throughout the final three quarters. In fact, the third and fourth fiscal quarters of 2009 were the two best quarters on record. As such, fiscal 2009 included the single worst quarter on record as well as the two best quarters on record. The net result was a very impressive return for the Merrill Lynch High Yield Master Index.

Obviously, 2009 was an extraordinary year. Continued improving confidence in the economy and very strong technicals combined to fuel the rally. The onslaught of new issue supply did very little to slow down the market as cash, and therefore investor demand, remained abundant. During the year, high yield spreads to U.S. Treasuries tightened by over 300 basis points, ending the year at +780 -- significantly tighter than the all-time wide of nearly +2200. Since that point in mid-December of 2008, the high yield market has undergone a major rally. Not surprisingly, the lowest quality segment (CCC-rated securities) performed the best while the higher quality segments (B-rated and BB-rated securities) lagged considerably. Much of the recovery was driven by exceptional performance within the distressed segment of the market as those sectors with a large component of distressed securities performed the best while those sectors comprised of higher quality issuers lagged the market. For example, during the year Automotive and Insurance industries and the Financials sector were among the best performing. These industries and sectors were overwhelmingly comprised of distressed issuers. Laggards in the market included Cable TV and Aerospace -- industries that are generally comprised of higher quality issuers that tend to be less volatile than some of the riskier sectors.

The Touchstone High Yield Fund lagged the broad benchmarks due to its higher quality bias. While contribution from sector allocation was negative, considerable value was added from security selection within the Consumer Discretionary and Utilities sectors. This resulted from the avoidance of some problem credits that did not recover along with the market. Conversely, the Fund's higher quality holdings within the Telecommunication Services, Materials and Energy sectors generated negative contributions from security selection. Although the negative contribution during the fiscal year was unfortunate, the Fund was managed consistently based on its philosophy of focusing on the more stable sectors that provide attractive risk-adjusted returns over the long term. An underweight to the Financials sector and overweight to the Utilities sector detracted from performance. While an allocation to Financials contributed to performance in 2008, it has hindered performance in 2009. Although the Fund's allocation to the Utilities sector continues to detract from performance, Fort Washington Investment Advisors (FWIA) remains comfortable with the risk-reward tradeoff and the relative value associated with this sector.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

STRATEGY & OUTLOOK

FWIA's strategy and assessment is that a global recovery is underway that will likely continue into 2010. However, the U.S. recovery is likely to be sub-par, and FWIA does not foresee significant job market improvement until 2011. Meanwhile, doubts about the sustainability of the upturn are likely to persist, although stimulative fiscal and monetary policies should lessen the risk of a "double dip." Like most countries, the upturn in the United States is particularly apparent in an improvement in manufacturing and other traded goods. At the same time, residential housing and consumer spending - areas that were both contracting significantly a year ago - have stabilized recently. The consensus forecast calls for real GDP growth to average 2.5% - 3.0% in the second half of this year. While some forecasters envision stronger growth, FWIA is doubtful, especially when jobs are scarce, personal incomes are stagnant, and the personal saving rate is low.

The response of the business sector to the recent economic improvement could serve as an important catalyst to growth. During the contraction phase, businesses cut back on capital spending and jobs to a much greater extent than in previous recessions. With profit margins now beginning to improve, it remains to be seen how quickly businesses will reverse course and begin to add to jobs and capital expenditures. If they begin to do so soon, the recovery would gain traction; if not, the pace of economic growth could fade somewhat next year. Weighing these considerations, the economic environment appears mildly favorable for corporate securities, although FWIA also recognizes the easy money has been made. With respect to High Yield bonds, spreads versus treasuries are no longer abnormally wide, after taking into account default risks, and could be characterized as fair. However, with attractive yields and a firming economy, returns can still be favorable.

FWIA remains comfortable with the Fund's composition and continues to believe it is properly constructed. As such, FWIA believes it is well positioned for the current environment. Additionally, when an eventual recovery ensues, FWIA expects it to provide appropriate risk-adjusted returns for the shareholders. The strength of FWIA's High Yield strategy has historically been fundamental credit analysis with particular emphasis on avoiding problem credits. FWIA believes this will continue to add value as negative credit events may have a material impact on returns in this lower return environment and that this core competency will provide considerable value to shareholders. The Touchstone High Yield Fund will continue to be constructed to exhibit less volatility than the broad market and deliver attractive risk adjusted returns. The Fund is designed for performance over a full market cycle with focus on protecting principal in down markets, a style that FWIA believes will outperform over the long-term.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         HIGH YIELD FUND* AND THE MERRILL LYNCH HIGH YIELD MASTER INDEX

                                   [LINE CHART]

Merrill Lynch High Yield Master Index                  High Yield Fund - class A
-------------------------------------                  -------------------------

         DATE                                              DATE
       05/01/00     10,000                               05/01/00      9,525
       05/31/00      9,896                               05/31/00      9,512
       06/30/00     10,065                               06/30/00      9,661
       09/30/00     10,201                               09/30/00      9,926
       12/31/00      9,800                               12/31/00      9,761
       03/31/01     10,409                               03/31/01     10,181
       06/30/01     10,277                               06/30/01     10,063
       09/30/01      9,862                               09/30/01      9,793
       12/31/01     10,408                               12/31/01     10,267
       03/31/02     10,612                               03/31/02     10,557
       06/30/02      9,960                               06/30/02     10,439
       09/30/02      9,645                               09/30/02     10,038
       12/31/02     10,289                               12/31/02     10,667
       03/31/03     10,999                               03/31/03     11,080
       06/30/03     12,062                               06/30/03     12,020
       09/30/03     12,367                               09/30/03     12,206
       12/31/03     13,090                               12/31/03     12,751
       03/31/04     13,382                               03/31/04     13,006
       06/30/04     13,264                               06/30/04     12,889
       09/30/04     13,880                               09/30/04     13,461
       12/31/04     14,499                               12/31/04     13,951
       03/31/05     14,291                               03/31/05     13,713
       06/30/05     14,676                               06/30/05     14,086
       09/30/05     14,809                               09/30/05     14,238
       12/31/05     14,909                               12/31/05     14,403
       03/31/06     15,335                               03/31/06     14,666
       06/30/06     15,358                               06/30/06     14,454
       09/30/06     15,979                               09/30/06     14,892
       12/31/06     16,645                               12/31/06     15,463
       03/31/07     17,090                               03/31/07     15,818
       06/30/07     17,144                               06/30/07     15,765
       09/30/07     17,203                               09/30/07     15,887
       12/31/07     17,006                               12/31/07     15,818
       03/31/08     16,499                               03/31/08     15,491
       06/30/08     16,796                               06/30/08     15,863
       09/30/08     15,204                               09/30/08     14,883
       12/31/08     12,548                               12/31/08     11,846
       03/31/09     13,208                               03/31/09     12,691
       06/30/09     16,186                               06/30/09     15,512
       09/30/09     18,530                               09/30/09     17,274

--------------------------------------------------------------------------------
                                 HIGH YIELD FUND
                         AVERAGE ANNUAL TOTAL RETURNS**
                         ------------------------------

                        1 Year     5 Years  Since Inception***
Class A                 10.57%      4.10%         5.98%
Class B                 11.12%      4.18%         5.66%
Class C                 15.24%      4.33%         5.81%
Class Y                 16.92%      5.34%         6.65%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class B, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

** The average annual total returns shown above are adjusted for maximum applicable sales charge.

*** Class A, Class B, Class C and Class Y shares commenced operations on May 1, 2000, May 1, 2001, May 23, 2000 and February 1, 2007, respectively. The returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares (February 1, 2007), which is the same as the performance for Class A shares through February 1, 2007. The return has been restated for sales charges and for fees applicable to Class Y shares.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
September 30, 2009
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

--------------------------------------------------------------------------------
CORE BOND FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
U.S. Treasury                                                               14.0
U.S. Agency                                                                 10.2
AAA/Aaa                                                                     18.8
AA/Aa                                                                        5.7
A/A                                                                         17.4
BBB/Baa                                                                     24.3
BB/Ba                                                                        1.0
B/B                                                                          0.6
Other                                                                        8.0
                                                                           -----
TOTAL                                                                      100.0
                                                                           -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
A-1/P-1F-1                                                                  1.3
FW1(NR)*                                                                   98.7
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----

PORTFOLIO ALLOCATION                                           (% OF NET ASSETS)
U.S. Government Agency                                                     12.2
Variable Rate Demand Notes                                                 51.2
Corporate Bonds/Commercial Paper                                           24.9
Taxable Municipal Bonds                                                     6.6
Bank CD/Time Deposits                                                       2.8
Repurchase Agreements                                                       2.2
Other Assets/Liabilities (Net)                                              0.1
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
BBB/Baa                                                                     3.7
BB                                                                         34.7
B                                                                          51.2
CCC                                                                         9.5
Cash                                                                        0.9
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
A-1/P-1F-1                                                                 98.9
FW1(NR)*                                                                    1.1
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----

PORTFOLIO ALLOCATION                                           (% OF NET ASSETS)
Variable Rate Demand Notes                                                 45.7
Corporate Bonds/Commercial Paper                                           26.5
U.S. Government Agency                                                      9.4
Taxable Municipal Bonds                                                     3.1
Repurchase Agreements                                                      15.2
Other Assets/Liabilities (Net)                                              0.1
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

* Equivalent to Standard & Poor's and Moody's highest short-term ratings of A-1 and P-1, respectively, based upon independent research conducted by Fort Washington Investment Advisors, Inc.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
September 30, 2009
--------------------------------------------------------------------------------

                                                                                                         CORE BOND       HIGH YIELD
                                                                                                            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
        At cost                                                                                         $ 42,753,634   $ 85,948,706
====================================================================================================================================
        Affiliated securities, at market value                                                             1,820,419      2,761,039
        Non-affiliated securities, at market value                                                        39,975,184     83,212,254
------------------------------------------------------------------------------------------------------------------------------------
        At market value - including $647,255 of securities loaned for the High Yield Fund.              $ 41,795,603   $ 85,973,293
Dividends and interest receivable                                                                            389,946      1,824,356
Receivable for capital shares sold                                                                            71,120      1,282,185
Receivable for securities sold                                                                                    --         41,160
Receivable for securities lending income                                                                          --            537
Other assets                                                                                                  13,366         29,873
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                              42,270,035     89,151,404
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable                                                                                             16,827        178,846
Payable upon return of securities loaned                                                                          --        716,918
Payable for capital shares redeemed                                                                           33,078        360,396
Payable for securities purchased                                                                             139,385      2,272,745
Payable to Advisor                                                                                            16,833         34,009
Payable to other affiliates                                                                                   24,839         32,626
Payable to Trustees                                                                                            4,845          4,845
Other accrued expenses and liabilities                                                                        70,891         93,554
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                            306,698      3,693,939
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                              $ 41,963,337   $ 85,457,465
===================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                                                         $ 45,085,923   $ 98,283,607
Accumulated (distributions in excess of) net investment income                                                27,854         (6,259)
Accumulated net realized losses from security transactions                                                (2,192,409)   (12,844,470)
Net unrealized appreciation (depreciation) on investments                                                   (958,031)        24,587
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $ 41,963,337   $ 85,457,465
====================================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                                                               $ 36,096,192   $ 59,392,104
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)            3,698,343      7,249,918
====================================================================================================================================
Net asset value and redemption price per share                                                          $       9.76   $       8.19
====================================================================================================================================
Maximum offering price per share                                                                        $      10.25   $       8.60
====================================================================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares                                                               $         --   $  4,512,397
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)                   --        552,080
====================================================================================================================================
Net asset value, offering price and redemption price per share*                                         $         --   $       8.17
====================================================================================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                                                               $  5,867,145   $ 18,423,342
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)              637,004      2,252,658
====================================================================================================================================
Net asset value, offering price and redemption price per share*                                         $       9.21   $       8.18
====================================================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                                                               $         --   $  3,129,622
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)                   --        375,367
====================================================================================================================================
Net asset value, offering price and redemption price per share                                          $         --   $       8.34
====================================================================================================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                                                     INSTITUTIONAL        MONEY
                                                                                                         MONEY           MARKET
                                                                                                      MARKET FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   Investment securities, at amortized cost                                                           $ 453,426,238   $ 298,101,272
------------------------------------------------------------------------------------------------------------------------------------
Total investment securities                                                                           $ 453,426,238   $ 298,101,272
Cash                                                                                                            574             219
Dividends and interest receivable                                                                         1,772,769         980,050
Other assets                                                                                                122,637          19,574
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                            455,322,218     299,101,115
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable                                                                                            11,607              84
Payable for securities purchased                                                                          1,063,789         312,927
Payable to Advisor                                                                                           87,377          27,684
Payable to other affiliates                                                                                  79,307          99,896
Payable to Trustees                                                                                           5,287           4,288
Other accrued expenses and liabilities                                                                       67,240         221,605
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                         1,314,607         666,484
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                            $ 454,007,611   $ 298,434,631
====================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                                                       $ 454,047,804   $ 298,436,606
Accumulated net realized losses from security transactions                                                  (40,193)         (1,975)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $ 454,007,611   $ 298,434,631
====================================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                                                             $ 454,007,611   $ 115,106,809
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)         454,041,418     115,139,129
====================================================================================================================================
Net asset value, offering price and redemption price per share                                        $        1.00   $        1.00
====================================================================================================================================

PRICING OF CLASS S SHARES
Net assets attributable to Class S shares                                                             $          --   $ 183,327,822
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)                  --     183,329,238
====================================================================================================================================
Net asset value, offering price and redemption price per share                                        $          --   $        1.00
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended September 30, 2009
--------------------------------------------------------------------------------

                                                                                                          CORE BOND      HIGH YIELD
                                                                                                            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                                                $  2,339,761   $  5,522,305
Dividends from affiliated securities                                                                          51,533         29,546
Dividends from non-affiliated securities                                                                          --         10,222
Income from securities loaned                                                                                     --         10,613
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                    2,391,294      5,572,686
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                                                     218,233        286,059
Distribution expenses, Class A                                                                                97,605         89,995
Distribution expenses, Class B                                                                                    --         39,980
Distribution expenses, Class C                                                                                46,046         72,149
Administration fees                                                                                           87,294         96,200
Transfer Agent fees, Class A                                                                                  42,856         43,767
Transfer Agent fees, Class B                                                                                      --          8,949
Transfer Agent fees, Class C                                                                                   7,860          8,612
Transfer Agent fees, Class Y                                                                                      --            177
Professional fees                                                                                             22,326         22,938
Postage and supplies                                                                                          10,093         34,122
Registration fees                                                                                                752          2,349
Registration fees, Class A                                                                                     4,205          3,196
Registration fees, Class B                                                                                        --          5,802
Registration fees, Class C                                                                                     4,676             83
Registration fees, Class Y                                                                                        --          3,479
Reports to shareholders                                                                                        9,348         12,895
Custodian fees                                                                                                 9,362          7,293
Trustees' fees and expenses                                                                                    8,633          7,333
Compliance fees and expenses                                                                                   1,197          1,595
Other expenses                                                                                                    --         11,332
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                               570,486        758,305
Fees waived by the Administrator                                                                             (87,294)       (96,200)
Other operating expenses reimbursed by the Advisor                                                           (55,841)       (74,766)
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                                 427,351        587,339
------------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                                      1,963,943      4,985,347
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) from security transactions                                                          429,548     (9,814,578)
Net change in unrealized appreciation/depreciation on investments                                          3,234,868     11,047,600
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                                           3,664,416      1,233,022
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                              $  5,628,359   $  6,218,369
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations  (Continued)
--------------------------------------------------------------------------------


                                                     INSTITUTIONAL     MONEY
                                                         MONEY         MARKET
                                                      MARKET FUND       FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                              $ 7,720,652   $ 6,912,440
Dividends from non-affiliated securities                   90,859        70,669
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                 7,811,511     6,983,109
--------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                  847,170     1,364,496
Distribution expenses, Class A                                 --       274,249
Distribution expenses, Class S                                 --     1,264,234
Administration fees                                       717,709       641,128
Money Market Insurance                                    293,029       161,309
Transfer Agent fees, Class A                                9,357       123,635
Transfer Agent fees, Class S                                   --       198,414
Custodian fees                                             58,496        49,909
Professional fees                                          54,828        42,475
Postage and supplies                                       15,131        63,265
Reports to shareholders                                     7,690        49,042
Trustees' fees and expenses                                14,282        14,624
Registration fees                                              --         1,014
Registration fees, Class A                                     --         6,144
Registration fees, Class S                                     --         2,478
Compliance fees and expenses                                4,038         1,993
Other expenses                                             21,112        17,242
--------------------------------------------------------------------------------
TOTAL EXPENSES                                          2,042,842     4,275,651
Fees waived by the Administrator                         (717,709)     (641,128)
Fees waived and/or expenses reimbursed by the Advisor    (186,289)     (189,357)
--------------------------------------------------------------------------------
NET EXPENSES                                            1,138,844     3,445,166
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                   6,672,667     3,537,943
--------------------------------------------------------------------------------

NET REALIZED GAINS ON INVESTMENTS                          23,401        41,608
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS            $ 6,696,068   $ 3,579,551
================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                CORE BOND FUND                 HIGH YIELD FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR            YEAR            YEAR           YEAR
                                                                            ENDED            ENDED           ENDED          ENDED
                                                                           SEPT. 30,       SEPT. 30,       SEPT. 30,      SEPT. 30,
                                                                             2009            2008            2009           2008
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                     $  1,963,943   $  2,779,812   $  4,985,347   $  7,015,514
Net realized gains (losses) from security transactions                         429,548        204,107     (9,814,578)    (2,979,474)
Net change in unrealized appreciation/depreciation on investments            3,234,868     (4,094,240)    11,047,600     (8,907,598)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        5,628,359     (1,110,321)     6,218,369     (4,871,558)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                         (1,770,301)    (2,676,406)    (3,791,997)    (6,050,760)
From net investment income, Class B                                                 --             --       (394,386)      (417,860)
From net investment income, Class C                                           (193,639)      (134,804)      (712,032)      (466,839)
From net investment income, Class Y                                                 --             --        (85,746)       (80,048)
In excess of net investment income, Class A                                   (188,723)            --             --             --
In excess of net investment income, Class C                                    (22,192)        (1,727)            --             --
From net realized gains, Class A                                                    --             --             --       (366,111)
From net realized gains, Class B                                                    --             --             --        (28,153)
From net realized gains, Class C                                                    --             --             --        (33,692)
From net realized gains, Class Y                                                    --             --             --         (2,114)
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                   (2,174,855)    (2,812,937)    (4,984,161)    (7,445,577)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                    7,563,474      5,871,994     44,002,509      7,032,445
Reinvested distributions                                                     1,835,689      2,546,951      3,143,017      5,868,420
Payments for shares redeemed                                               (23,020,914)   (14,774,616)   (44,444,311)   (29,378,539)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS      (13,621,751)    (6,355,671)     2,701,215    (16,477,674)
------------------------------------------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                           --             --        239,968        802,212
Reinvested distributions                                                            --             --        186,420        184,991
Payments for shares redeemed                                                        --             --       (837,584)    (1,541,673)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS                          --             --       (411,196)      (554,470)
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                    4,504,840      3,002,181     13,601,575        925,819
Reinvested distributions                                                       124,295         94,105        330,642        259,580
Payments for shares redeemed                                                (2,465,053)    (1,620,571)    (1,441,589)    (2,953,593)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS        2,164,082      1,475,715     12,490,628     (1,768,194)
------------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                           --             --      2,959,243      1,796,091
Reinvested distributions                                                            --             --         82,835         82,154
Payments for shares redeemed                                                        --             --       (869,022)    (1,362,328)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS                          --             --      2,173,056        515,917
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (8,004,165)    (8,803,214)    18,187,911    (30,601,556)

NET ASSETS
Beginning of year                                                           49,967,502     58,770,716     67,269,554     97,871,110
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                               $ 41,963,337   $ 49,967,502   $ 85,457,465   $ 67,269,554
====================================================================================================================================

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME            $     27,854   $       (115)  $     (6,259)  $     (7,445)
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                         INSTITUTIONAL                         MONEY
                                                                             MONEY                             MARKET
                                                                          MARKET FUND                           FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR             YEAR              YEAR                YEAR
                                                                   ENDED            ENDED             ENDED               ENDED
                                                                  SEPT. 30,        SEPT. 30,        SEPT. 30,           SEPT. 30,
                                                                    2009             2008              2009               2008
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                         $     6,672,667   $    12,487,298   $     3,537,943   $     6,811,407
Net realized gains (losses) from security transactions                 23,401            (7,506)           41,608           (12,804)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          6,696,068        12,479,792         3,579,551         6,798,603
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                (6,672,667)      (12,486,910)       (1,277,325)       (2,212,437)
From net investment income, Class S                                        --                --        (2,260,618)       (4,598,970)
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS          (6,672,667)      (12,486,910)       (3,537,943)       (6,811,407)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                       3,220,493,310     3,870,061,213       156,870,710        75,156,215
Reinvested distributions                                            6,381,124        12,396,366         1,246,471         2,187,613
Payments for shares redeemed                                   (3,234,383,872)   (3,638,574,319)     (117,899,810)      (65,214,369)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS                                                    (7,509,438)      243,883,260        40,217,371        12,129,459
------------------------------------------------------------------------------------------------------------------------------------

CLASS S
Proceeds from shares sold                                                  --                --       244,542,200       248,190,476
Reinvested distributions                                                   --                --         2,260,622         4,598,970
Payments for shares redeemed                                               --                --      (249,495,318)     (217,839,390)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS S SHARE
   TRANSACTIONS                                                            --                --        (2,692,496)       34,950,056
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            (7,486,037)      243,876,142        37,566,483        47,066,711

NET ASSETS
Beginning of year                                                 461,493,648       217,617,506       260,868,148       213,801,437
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                   $   454,007,611   $   461,493,648   $   298,434,631   $   260,868,148
====================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                             $            --   $            --   $            --   $            --
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CORE BOND FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                 -------------------------------------------------------------------
                                                                    2009          2008          2007          2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             $     9.01    $     9.67    $     9.66    $     9.79    $     9.98
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                               0.41          0.46          0.43          0.41          0.34
   Net realized and unrealized gains (losses) on investments           0.80         (0.66)         0.01         (0.12)        (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.21         (0.20)         0.44          0.29          0.20
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                               (0.41)        (0.46)        (0.43)        (0.41)        (0.36)
   Distributions in excess of net investment income                   (0.05)           --            --         (0.01)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.46)        (0.46)        (0.43)        (0.42)        (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                   $     9.76    $     9.01    $     9.67    $     9.66    $     9.79
====================================================================================================================================
Total return(A)                                                       13.92%        (2.19%)        4.66%         3.08%         2.01%
====================================================================================================================================
Net assets at end of year (000's)                                $   36,096    $   46,713    $   56,735    $   57,009    $   59,034
====================================================================================================================================
Ratio of net expenses to average net assets                            0.90%         0.90%         0.90%         0.90%         0.90%
Ratio of net investment income to average net assets                   4.58%         4.77%         4.39%         4.24%         3.44%
Portfolio turnover rate                                                 277%          184%          293%          237%          130%

(A)   Total returns shown exclude the effect of applicable sales loads.

CORE BOND FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                    ----------------------------------------------------------------
                                                                       2009        2008          2007         2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                $    8.53    $    9.18    $    9.19    $    9.29      $    9.46
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                 0.34         0.36         0.34         0.31           0.25
   Net realized and unrealized gains (losses) on investments             0.73        (0.62)        0.01        (0.10)         (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         1.07        (0.26)        0.35         0.21           0.11
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                 (0.34)       (0.39)       (0.34)       (0.31)         (0.25)
   Distributions in excess of net investment income                     (0.05)       (0.00)(B)    (0.02)        0.00(B)       (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (0.39)       (0.39)       (0.36)       (0.31)         (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                      $    9.21    $    8.53    $    9.18    $    9.19      $    9.29
====================================================================================================================================
Total return(A)                                                         13.07%       (2.93%)       3.87%        2.35%          1.19%
====================================================================================================================================
Net assets at end of year (000's)                                   $   5,867    $   3,255    $   2,036    $   2,165      $   1,743
====================================================================================================================================
Ratio of net expenses to average net assets                              1.65%        1.65%        1.65%        1.65%          1.65%
Ratio of net investment income to average net assets                     3.81%        4.03%        3.65%        3.50%          2.68%
Portfolio turnover rate                                                   277%         184%         293%         237%           130%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Amount rounds to less than $0.005

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

HIGH YIELD FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                 -------------------------------------------------------------------
                                                                    2009          2008          2007         2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             $     7.85    $     9.17    $     9.31    $     9.60    $     9.79
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                               0.73          0.74          0.67          0.66          0.67
   Net realized and unrealized gains (losses) on investments           0.34         (1.28)        (0.06)        (0.24)        (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.07         (0.54)         0.61          0.42          0.55
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                               (0.73)        (0.74)        (0.67)        (0.66)        (0.67)
   Distributions from net realized gains                                 --         (0.04)        (0.08)        (0.05)        (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.73)        (0.78)        (0.75)        (0.71)        (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                   $     8.19    $     7.85    $     9.17    $     9.31    $     9.60
====================================================================================================================================
Total return(A)                                                       16.06%        (6.33%)        6.69%         4.61%         5.78%
====================================================================================================================================
Net assets at end of year (000's)                                $   59,392    $   57,020    $   83,996    $   76,754    $   73,120
====================================================================================================================================
Ratio of net expenses to average net assets                            1.05%         1.05%         1.05%         1.05%         1.05%
Ratio of net investment income to average net assets                  10.58%         8.31%         7.17%         7.01%         6.84%
Portfolio turnover rate                                                  60%           28%           37%           39%           39%

(A)   Total returns shown exclude the effect of applicable sales loads.


HIGH YIELD FUND -- CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            YEAR ENDED SEPTEMBER 30,
                                                                      --------------------------------------------------------------
                                                                         2009         2008        2007         2006         2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                  $    7.84    $    9.15    $    9.30    $    9.58    $    9.78
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                   0.69         0.67         0.61         0.59         0.60
   Net realized and unrealized gains (losses) on investments               0.32        (1.27)       (0.08)       (0.23)       (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           1.01        (0.60)        0.53         0.36         0.46
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                   (0.68)       (0.67)       (0.60)       (0.59)       (0.59)
   Distributions from net realized gains                                     --        (0.04)       (0.08)       (0.05)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (0.68)       (0.71)       (0.68)       (0.64)       (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                        $    8.17    $    7.84    $    9.15    $    9.30    $    9.58
====================================================================================================================================
Total return(A)                                                           15.12%       (6.91%)       5.78%        3.94%        4.88%
====================================================================================================================================
Net assets at end of year (000's)                                     $   4,512    $   4,815    $   6,184    $   7,363    $   8,006
====================================================================================================================================
Ratio of net expenses to average net assets                                1.80%        1.80%        1.80%        1.80%        1.80%
Ratio of net investment income to average net assets                       9.98%        7.56%        6.41%        6.26%        6.10%
Portfolio turnover rate                                                      60%          28%          37%          39%          39%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

HIGH YIELD FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                 -------------------------------------------------------------------
                                                                    2009          2008         2007          2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             $     7.84    $     9.16    $     9.31    $     9.59    $     9.79
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                               0.65          0.68          0.61          0.60          0.60
   Net realized and unrealized gains (losses) on investments           0.37         (1.29)        (0.08)        (0.24)        (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.02         (0.61)         0.53          0.36          0.47
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                               (0.68)        (0.67)        (0.60)        (0.59)        (0.60)
   Distributions from net realized gains                                 --         (0.04)        (0.08)        (0.05)        (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.68)        (0.71)        (0.68)        (0.64)        (0.67)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                   $     8.18    $     7.84    $     9.16    $     9.31    $     9.59
====================================================================================================================================
Total return(A)                                                       15.24%        (7.03%)        5.81%         3.94%         4.92%
====================================================================================================================================
Net assets at end of year (000's)                                $   18,423    $    4,569    $    7,218    $    9,087    $   12,030
====================================================================================================================================
Ratio of net expenses to average net assets                            1.80%         1.80%         1.80%         1.80%         1.80%
Ratio of net investment income to average net assets                   9.46%         7.54%         6.41%         6.25%         6.09%
Portfolio turnover rate                                                  60%           28%           37%           39%           39%

(A)   Total returns shown exclude the effect of applicable sales loads.


HIGH YIELD FUND -- CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                YEAR         YEAR         PERIOD
                                                                                               ENDED        ENDED          ENDED
                                                                                             SEPT. 30,     SEPT. 30,      SEPT 30,
                                                                                                2009         2008         2007(A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                                       $    7.86    $    9.18    $    9.43
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                                          0.66         0.75         0.50
   Net realized and unrealized gains (losses) on investments                                      0.50        (1.27)       (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                  1.16        (0.52)        0.19
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                                          (0.68)       (0.76)       (0.44)
   Distributions from net realized gains                                                            --        (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                              (0.68)       (0.80)       (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                             $    8.34    $    7.86    $    9.18
====================================================================================================================================
Total return                                                                                     16.92%       (6.07%)       2.09%(B)
====================================================================================================================================
Net assets at end of period (000's)                                                          $   3,130    $     866    $     473
====================================================================================================================================
Ratio of net expenses to average net assets                                                       0.80%        0.80%        0.80%(C)
Ratio of net investment income to average net assets                                              9.95%        8.74%        7.49%(C)
Portfolio turnover rate                                                                             60%          28%          37%

(A) Represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

(B)   Not annualized

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                ------------------------------------------------------------------------------------
                                                    2009               2008             2007               2006            2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year            $      1.000       $      1.000      $      1.000      $      1.000    $      1.000
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                               0.017              0.038             0.052             0.046           0.023
   Net realized losses on investments                 (0.000)(A)         (0.000)(A)        (0.000)(A)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       0.017              0.038             0.052             0.046           0.023
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income               (0.017)            (0.038)           (0.052)           (0.046)         (0.023)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                  $      1.000       $      1.000      $      1.000      $      1.000    $      1.000
====================================================================================================================================
Total return                                            1.76%              3.87%             5.32%             4.67%           2.36%
====================================================================================================================================
Net assets at end of year (000's)               $    454,008       $    461,494      $    217,618      $    415,590    $    356,378
====================================================================================================================================
Ratio of net expenses to average net assets             0.27%(B)           0.20%             0.20%             0.20%           0.26%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net
   assets                                               1.57%              3.66%             5.20%             4.61%           3.02%

(A)   Amount rounds to less than $0.0005.

(B) Absent money market insurance, the ratio of net expenses to average net assets would have been 0.20% See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MONEY MARKET FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   YEAR ENDED SEPTEMBER 30,
                                                   ---------------------------------------------------------------------------------
                                                       2009             2008             2007              2006            2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year               $    1.000       $      1.000      $      1.000      $     1.000    $      1.000
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                0.013              0.033             0.046            0.040           0.021
   Net realized gains (losses) on investments           0.000(A)          (0.000)(A)        (0.000)(A)           --              --
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        0.013              0.033             0.046            0.040           0.021
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                (0.013)            (0.033)           (0.046)          (0.040)         (0.021)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                     $    1.000       $      1.000      $      1.000      $     1.000    $      1.000
====================================================================================================================================
Total return                                             1.32%              3.36%             4.70%            4.05%           2.15%
====================================================================================================================================
Net assets at end of year (000's)                  $  115,107       $     74,873      $     62,748      $    53,894    $     49,564
====================================================================================================================================
Ratio of net expenses to average net assets              0.89%(B)           0.85%             0.85%            0.85%           0.85%
Ratio of gross expenses to average net assets            1.12%              0.85%             0.85%            0.85%           0.85%
Ratio of net investment income to average net
   assets                                                1.16%              3.28%             4.62%            3.99%           2.03%

(A)   Amount rounds to less than $0.0005.

(B) Absent money market insurance, the ratio of net expenses to average net assets would have been 0.85%

MONEY MARKET FUND -- CLASS S

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------------------------------
                                                2009               2008             2007                2006               2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year        $      1.000       $      1.000      $      1.000        $      1.000      $      1.000
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                           0.011              0.030             0.043               0.037             0.018
   Net realized losses on investments             (0.000)(A)         (0.000)(A)        (0.000)(A)              --                --
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   0.011              0.030             0.043               0.037             0.018
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income           (0.011)            (0.030)           (0.043)             (0.037)           (0.018)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year              $      1.000       $      1.000      $      1.000        $      1.000      $      1.000
====================================================================================================================================
Total return                                        1.05%              3.05%             4.39%               3.74%             1.84%
====================================================================================================================================
Net assets at end of year (000's)           $    183,328       $    185,995      $    151,053        $    133,735      $    107,658
====================================================================================================================================
Ratio of net expenses to average net                1.17%(B)           1.15%             1.15%               1.15%             1.15%
   assets
Ratio of gross expenses to average net              1.45%              1.15%             1.15%               1.15%             1.15%
   assets
Ratio of net investment income to average           1.07%              2.99%             4.31%               3.70%             1.82%
   net assets

(A)   Amount rounds to less than $0.0005.

(B) Absent money market insurance, the ratio of net expenses to average net assets would have been 1.12%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
September 30, 2009
--------------------------------------------------------------------------------

1. ORGANIZATION

The Core Bond Fund, High Yield Fund, Institutional Money Market Fund, and Money Market Fund, (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Funds are registered to offer different classes of shares: Class A shares, Class B shares, Class C shares, Class S shares, and Class Y shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

The Core Bond Fund offers two classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares.

The High Yield Fund offers four classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), Class B shares (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a distribution fee of up to 1.00% of average daily net assets), Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets) and Class Y shares (sold without a distribution fee or sales charge, but offered only through selected dealers). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares.

The Money Market Fund offers two classes of shares: Class A shares (sold subject to a distribution fee of up to 0.35% of average daily net assets) and Class S shares (sold subject to a distribution fee of up to 1.00% of average daily net assets). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares. The current maximum distribution fee for Class S shares is limited to 0.60% of average daily net assets of Class S shares.

Each Class A, Class B, Class C, Class S and Class Y share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class B, Class C and Class S shares bear the expenses of higher distribution fees, which is expected to cause Class B, Class C and Class S shares to have a higher expense ratio and to pay lower dividends than those related to Class A and Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITIES VALUATION -- Investment securities in the Core Bond Fund and High Yield Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees. Investment securities in the Institutional Money Market Fund and Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The Funds have adopted FASB ASC 820 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

o Level 1 -  quoted prices in active markets for identical securities

o Level 2 -  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

o Level 3 -  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of September 30, 2009, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration.

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities.

The High Yield Fund participated in securities lending during the period. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of September 30, 2009, the High Yield Fund had loaned corporate bonds having a fair value of approximately $647,255 and had received collateral valued at $716,918 for the loan. All collateral is received, held and administered by the Fund's Custodian for the benefit of the Fund in the applicable custody account or other account established for the purpose of holding collateral.

REPURCHASE AGREEMENTS -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market value. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

DOLLAR ROLL TRANSACTIONS -- The Core Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest or similar as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold.

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

Dollar roll transactions involve the risk that the buyer of the securities sold by the Fund may be unable to deliver similar securities when the Fund seeks to repurchase them.

SHARE VALUATION -- The net asset value per share of each class of shares of the Core Bond Fund, High Yield Fund, and Money Market Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Institutional Money Market Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Institutional Money Market Fund and Money Market Fund is equal to the net asset value per share. The maximum offering price per share of Class A shares of the Core Bond Fund and High Yield Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The maximum offering price per share of Class C shares of the Core Bond Fund and Class B, Class C and Class Y shares of the High Yield Fund is equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, redemptions of Class B shares of the High Yield Fund and Class C shares of the Core Bond Fund and High Yield Fund are subject to a contingent deferred sales load of 5.00% (incrementally reduced over time) and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase.

INVESTMENT INCOME -- Interest income is accrued as earned and includes, where applicable, the pro-rata amortization of premium or accretion of discount.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income are distributed daily and paid on the last business day of each month to shareholders of each Fund, except for Core Bond Fund and High Yield Fund which are distributed and paid monthly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation, as applicable, for the Core Bond Fund, High Yield Fund and Money Market Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionately among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. FEDERAL TAX INFORMATION

It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year an amount equal to the sum of at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2009 and 2008 was as follows:

                                         CORE BOND               HIGH YIELD
                                           FUND                     FUND
--------------------------------------------------------------------------------
                                     2009        2008        2009        2008
--------------------------------------------------------------------------------
From ordinary income              $2,174,855  $2,812,937  $4,984,161  $7,022,183
From long-term capital gains              --          --          --     423,394
--------------------------------------------------------------------------------
                                  $2,174,855  $2,812,937  $4,984,161  $7,445,577
================================================================================

                                    INSTITUTIONAL
                                     MONEY MARKET              MONEY MARKET
                                         FUND                      FUND
--------------------------------------------------------------------------------
                                   2009        2008         2009        2008
--------------------------------------------------------------------------------
From ordinary income          $ 6,672,667  $12,486,910  $ 3,537,943  $ 6,811,407
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

RECLASSIFICATION OF CAPITAL ACCOUNTS -- Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis.

                                                  UNDISTRIBUTED     ACCUMULATED
                                       PAID-IN    NET INVESTMENT   NET REALIZED
                                       CAPITAL       INCOME       GAINS (LOSSES)
--------------------------------------------------------------------------------
Core Bond Fund                         $     --     $ 238,881         $(238,881)
--------------------------------------------------------------------------------


The following information is computed on a tax basis for each item as of September 30, 2009:

                                                     CORE BOND       HIGH YIELD
                                                       FUND             FUND
--------------------------------------------------------------------------------
Tax cost of portfolio investments                  $ 42,769,137    $ 85,986,538
--------------------------------------------------------------------------------
Gross unrealized appreciation                         1,339,329       2,966,093
Gross unrealized depreciation                        (2,312,863)     (2,979,338)
--------------------------------------------------------------------------------
Net unrealized depreciation                            (973,534)        (13,245)
Post-October losses                                    (510,997)     (5,330,007)
Capital loss carryforward                            (1,680,552)     (7,476,631)
Undistributed ordinary income                            59,324         172,587
Other temporary differences                             (16,827)       (178,846)
--------------------------------------------------------------------------------
    Accumulated deficit                            $ (3,122,586)   $(12,826,142)
================================================================================

                                                 INSTITUTIONAL
                                                  MONEY MARKET    MONEY MARKET
                                                      FUND            FUND
--------------------------------------------------------------------------------
Tax cost of portfolio investments                $ 453,426,238    $ 298,101,272
--------------------------------------------------------------------------------
Capital loss carryforward                              (40,193)          (1,975)
Undistributed ordinary income                           11,607               84
Other temporary differences                            (11,607)             (84)
--------------------------------------------------------------------------------
    Accumulated deficit                          $     (40,193)   $      (1,975)
================================================================================


The difference, if any, between the tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of September 30, 2009, the Funds had the following capital loss carryforwards for federal income tax purposes.

                                                                      EXPIRES
FUND                                                      AMOUNT    SEPTEMBER 30
--------------------------------------------------------------------------------
Core Bond Fund                                          $  468,577          2013
                                                           155,811          2014
                                                         1,056,164          2015
                                                        ----------
                                                        $1,680,552
                                                        ----------
High Yield Fund                                         $7,476,631          2017
                                                        ----------
Institutional Money Market Fund                         $   40,193          2016
                                                        ----------
Money Market Fund                                       $    1,975          2016
                                                        ----------

During the year ended September 30, 2009, the following Funds utilized capital loss carryforwards:

FUND                                                                    AMOUNT
--------------------------------------------------------------------------------
Core Bond Fund                                                          $254,066
Institutional Money Market Fund                                         $ 15,895
Money Market Fund                                                       $ 28,804

In addition, the Core Bond Fund and the High Yield Fund elected to defer until its subsequent tax year capital losses incurred after October 31, 2008. These capital loss carryforwards and "Post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

--------------------------------------------------------------------------------
Core Bond Fund                                                        $  510,997
High Yield Fund                                                       $5,330,007

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2006 through 2009) and have concluded that no provision for income tax is required in their financial statements.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding purchases and sales of U.S. Government securities and short-term investments) were as follows for the year ended September 30, 2009:

                                                               CORE BOND   HIGH YIELD
                                                                 FUND         FUND
--------------------------------------------------------------------------------------
Purchases of investment securities                            $13,982,354  $41,081,945
Proceeds from sales and maturities of investment securities   $18,028,161  $25,987,577
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan" and the Sub-Administrator and Transfer Agent to the Funds). The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

MANAGEMENT AGREEMENT

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

Core Bond Fund                   0.50% on the first $100 million
                                 0.45% on the next $100 million
                                 0.40% on the next $100 million
                                 0.35% of such assets in excess of $300 million
--------------------------------------------------------------------------------
High Yield Fund*                 0.60% on the first $50 million
                                 0.50% on the next $250 million
                                 0.45% of such assets in excess of $300 million
--------------------------------------------------------------------------------
Institutional Money Market Fund  0.20%
--------------------------------------------------------------------------------
Money Market Fund                0.50% on the first $50 million
                                 0.45% on the next $100 million
                                 0.40% on the next $100 million
                                 0.375% of such assets in excess of $250 million
--------------------------------------------------------------------------------

* Prior to September 1, 2009, the Fund paid 0.60% of the first $100 million of average net assets, 0.55% of the next $100 million of average net assets, 0.50% of the next $100 million of average net assets, and 0.45% on assets over $3 million.

Fort Washington Investment Advisors, Inc. (Sub-Advisor) has been retained by the Advisor to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Sub-Advisor is a wholly-owned, indirect subsidiary of Western-Southern. The Advisor (not the Funds) pays the Sub-Advisor a fee for these services.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust (excluding Institutional Money Market Fund), Touchstone Funds Group Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets. For the Institutional Money Market Fund, the Advisor receives an annual fee of 0.20% of the Fund's average daily net assets up to and including $100 million; and 0.16% of all such assets in excess of $100 million.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

EXPENSE LIMITATION AGREEMENT

The Trust and the Advisor have entered into an Expense Limitation Agreement to contractually limit operating expenses of the Core Bond Fund, High Yield Fund, Institutional Money Market Fund and Money Market Fund. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows through January 31, 2010:

--------------------------------------------------------------------------------
Core Bond Fund - Class A                                                  0.90%
Core Bond Fund - Class C                                                  1.65%
High Yield Fund - Class A                                                 1.05%
High Yield Fund - Class B                                                 1.80%
High Yield Fund - Class C                                                 1.80%
High Yield Fund - Class Y                                                 0.80%
Institutional Money Market Fund                                           0.20%
Money Market Fund - Class A                                               0.85%
Money Market Fund - Class S                                               1.15%
--------------------------------------------------------------------------------

For the year ended September 30, 2009, the Advisor waived investment advisory fees, administration fees, and/or reimbursed expenses as follows:

                                                   INVESTMENT                OTHER OPERATING
                                                    ADVISORY  ADMINISTRATION     EXPENSES
                                                  FEES WAIVED   FEES WAIVED     REIMBURSED
--------------------------------------------------------------------------------------------
Core Bond Fund                                      $     --     $ 87,294       $ 55,841
High Yield Fund                                     $     --     $ 96,200       $ 74,766
Institutional Money Market Fund                     $186,289     $717,709       $     --
Money Market Fund                                   $     --     $641,128       $189,357
--------------------------------------------------------------------------------------------


TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended September 30, 2009, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

                                                                        AMOUNT
--------------------------------------------------------------------------------
Core Bond Fund                                                          $  3,979
High Yield Fund                                                         $  5,543
Money Market Fund                                                       $202,977
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $5,836 and $45,515 from underwriting and broker commissions on the sale of shares of the Core Bond Fund and High Yield Fund, respectively, for the year ended September 30, 2009. In addition, the Underwriter collected $648 and $7,854 of contingent deferred sales loads on the redemption of Class C shares of the Core Bond Fund and Class B and Class C shares of the High Yield Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has adopted a Plan of Distribution for each Fund under which each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund may each pay an annual fee of up to 0.35% of its average daily net assets that are attributable to Class A shares. Class C shares of the Core Bond Fund, Class B and Class C shares of the High Yield Fund and Class S shares of the Money Market Fund may each pay an annual fee of up to 1.00% of its average daily net assets that are attributable to Class B, Class C and Class S shares. However, the current 12b-1 fees for Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund and Class S shares of the Money Market Fund are limited to an annual fee of up to 0.25% and 0.60% of average daily net assets that are attributable to Class A shares and Class S shares, respectively. The plan allows the Institutional Money Market Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares; however, the Fund did not incur any expenses under the plan through September 30, 2009.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

AFFILIATED INVESTMENTS

The Core Bond Fund and High Yield Fund each may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed. As of September 30, 2009, approximately 27% of the outstanding shares of the Touchstone Institutional Money Market Fund were collectively owned by other funds in the Touchstone Funds complex.

A summary of each Fund's investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2009, is as follows:

                                 SHARE ACTIVITY
                   -------------------------------------------------
                   BALANCE                                 BALANCE                    VALUE
                   09/30/08    PURCHASES     SALES         09/30/09   DIVIDENDS     09/30/09
----------------------------------------------------------------------------------------------
Core Bond Fund     2,018,922   57,501,423  (57,699,926)    1,820,419  $    51,533  $ 1,820,419
High Yield Fund    2,297,791   64,575,936  (64,112,688)    2,761,039  $    29,546  $ 2,761,039
----------------------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Institutional Money Market Fund and Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

                                                             CORE BOND FUND
--------------------------------------------------------------------------------
                                                           YEAR         YEAR
                                                          ENDED         ENDED
                                                        SEPT. 30,     SEPT. 30,
                                                           2009         2008
--------------------------------------------------------------------------------
CLASS A
Shares sold                                               837,797       611,782
Shares reinvested                                         203,731       267,654
Shares redeemed                                        (2,527,598)   (1,564,969)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                     (1,486,070)     (685,533)
Shares outstanding, beginning of year                   5,184,413     5,869,946
--------------------------------------------------------------------------------
Shares outstanding, end of year                         3,698,343     5,184,413
================================================================================

CLASS C
Shares sold                                               528,107       328,904
Shares reinvested                                          14,484        10,445
Shares redeemed                                          (287,200)     (179,635)
--------------------------------------------------------------------------------
Net increase in shares outstanding                        255,391       159,714
Shares outstanding, beginning of year                     381,613       221,899
--------------------------------------------------------------------------------
Shares outstanding, end of year                           637,004       381,613
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                             HIGH YIELD FUND
--------------------------------------------------------------------------------
                                                          YEAR            YEAR
                                                          ENDED          ENDED
                                                        SEPT. 30,      SEPT. 30,
                                                          2009            2008
--------------------------------------------------------------------------------
CLASS A
Shares sold                                              5,908,250      812,527
Shares reinvested                                          458,096      677,841
Shares redeemed                                         (6,377,447)  (3,392,258)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                         (11,101)  (1,901,890)
Shares outstanding, beginning of year                    7,261,019    9,162,909
--------------------------------------------------------------------------------
Shares outstanding, end of year                          7,249,918    7,261,019
================================================================================

CLASS B
Shares sold                                                 35,465       93,690
Shares reinvested                                           27,246       21,414
Shares redeemed                                           (124,933)    (176,443)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                         (62,222)     (61,339)
Shares outstanding, beginning of year                      614,302      675,641
--------------------------------------------------------------------------------
Shares outstanding, end of year                            552,080      614,302
================================================================================

CLASS C
Shares sold                                              1,832,995      106,111
Shares reinvested                                           45,786       29,915
Shares redeemed                                           (208,668)    (341,761)
--------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding            1,670,113     (205,735)
Shares outstanding, beginning of year                      582,545      788,280
--------------------------------------------------------------------------------
Shares outstanding, end of year                          2,252,658      582,545
================================================================================

CLASS Y
Shares sold                                                382,083      205,654
Shares reinvested                                           10,403        9,546
Shares redeemed                                           (127,299)    (156,583)
--------------------------------------------------------------------------------
Net increase in shares outstanding                         265,187       58,617
Shares outstanding, beginning of year                      110,180       51,563
--------------------------------------------------------------------------------
Shares outstanding, end of year                            375,367      110,180
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from September 30, 2009, the date of these financial statements, through November 24, 2009, the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds' financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Core Bond Fund - September 30, 2009
--------------------------------------------------------------------------------

     PRINCIPAL                                                        MARKET
      AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
                   TAXABLE MUNICIPAL BONDS -- 0.5%
 $    215,000      California State Taxable UTGO,
                   5.950%, 4/1/16                                 $     226,713
--------------------------------------------------------------------------------

                   CORPORATE BONDS -- 43.8%
      230,000      Pepco Holdings Inc FRN, .986%,
                     12/1/09                                            228,261
      140,000      Vodafone Group PLC FRN,
                     .639%, 12/16/09                                    139,484
      275,000      Williams Companies Inc 144a,
                     6.375%, 10/1/10                                    282,320
      275,000      Deutsche Telecom, 5.375%, 3/23/11                    288,102
      250,000      Kroger Company, 6.800%, 4/1/11                       267,745
      350,000      XSTRATA Finance Canada 144a,
                     5.500%, 11/16/11                                   363,984
      265,000      BAE Systems Holdings Inc 144a,
                     6.400%, 12/15/11                                   283,747
      235,000      Morgan Stanley, 5.625%, 1/9/12                       249,006
      220,000      Federated Retail Holding,
                     5.350%, 3/15/12                                    214,144
      310,000      Time Warner Inc, 6.875%, 5/1/12                      341,254
      265,000      KeyBank NA, 5.500%, 9/17/12                          273,406
      265,000      NiSource Finance Corp, 6.150%, 3/1/13                277,500
      235,000      Valero Logistics, 6.050%, 3/15/13                    241,282
      250,000      Citigroup Inc, 5.500%, 4/11/13                       255,832
      345,000      American Express Credit Corp,
                     5.875%, 5/2/13                                     365,795
      305,000      New York Life Global Funding 144a,
                     4.650%, 5/9/13                                     321,086
      325,000      Arcelormittal, 5.375%, 6/1/13                        332,267
      235,000      Nucor Corp, 5.000%, 6/1/13                           249,950
      405,000      Time Warner Cable Inc, 6.200%, 7/1/13                441,207
      235,000      Rockies Express Pipeline, 6.250%, 7/15/13            253,981
      380,000      CRH America Inc, 5.300%, 10/15/13                    392,209
      275,000      Walt Disney Company, 4.500%, 12/15/13                293,482
      335,000      Fedex Corp, 7.375%, 1/15/14                          377,758
      285,000      Novartis Capital Corp, 4.125%, 2/10/14               300,945
      230,000      Allied Waste North America,
                     6.125%, 2/15/14                                    235,667
      225,000      PepsiAmericas Inc, 4.375%, 2/15/14                   234,729
      300,000      Roche Holdings Inc 144a,
                     5.000%, 3/1/14                                     324,323
      275,000      Bank of America Corp, 7.375%, 5/15/14                305,983
      190,000      Met Life Global Funding I 144a,
                     5.125%, 6/10/14                                    198,491
      225,000      France Telecom, 4.375%, 7/8/14                       235,864
      230,000      St Jude Medical Inc, 3.750%, 7/15/14                 234,025
      225,000      Cenovus Energy Inc 144a,
                     4.500%, 9/15/14                                    229,896
      305,000      Brandywine Operating Partnership,
                     5.400%, 11/1/14                                    279,638
      275,000      Rogers Wireless Inc, 7.500%, 3/15/15                 317,028
      250,000      Southern Power Company,
                     4.875%, 7/15/15                                    258,952
      140,000      Total Capital SA, 3.125%, 10/2/15                    139,385
      330,000      Viacom Inc, 6.250%, 4/30/16                          355,924
      245,000      Avalonbay Communities,
                     5.750%, 9/15/16                                    253,693
      290,000      WEA Finance/WCI Finance 144a,
                     5.700%, 10/1/16                                    280,933
      320,000      Centerpoint Energy Inc,
                     5.950%, 2/1/17                                     312,398
      230,000      Enel Finance International 144a,
                     6.250%, 9/15/17                                    247,731
      150,000      AT&T Inc, 5.500%, 2/1/18                             156,506
      350,000      Norfolk Southern Corp, 5.750%, 4/1/18                380,714
      330,000      John Deere Capital Corp, 5.350%, 4/3/18              350,808
      275,000      Caterpillar Financial Services Corp,
                     5.450%, 4/15/18                                    285,655
      415,000      General Electric Capital Corp,
                     5.625%, 5/1/18                                     413,009
      330,000      Rio Tinto Finance USA Ltd,
                     6.500%, 7/15/18                                    354,862
      225,000      Electricite de France 144a,
                     6.500%, 1/26/19                                    257,808
      225,000      Cisco Systems Inc, 4.950%, 2/15/19                   236,516
      240,000      Goldman Sachs Group Inc,
                     7.500%, 2/15/19                                    274,468
      210,000      News America Inc, 6.900%, 3/1/19                     234,335
      145,000      JP Morgan Chase & Company,
                     6.300%, 4/23/19                                    158,300
      235,000      Comcast Corp, 5.700%, 7/1/19                         248,302
      260,000      Oracle Corp, 5.000%, 7/8/19                          273,516
      225,000      Duke Capital Corp, 8.000%, 10/1/19                   265,315
      175,000      Encana Corp, 6.500%, 8/15/34                         192,258
      210,000      Midamerican Energy Holdings,
                     6.125%, 4/1/36                                     226,683
      210,000      Plains All American Pipeline,
                     6.650%, 1/15/37                                    221,190
      275,000      Verizon Communications,
                     6.250%, 4/1/37                                     286,134
      270,000      American Water Capital Corp,
                     6.593%, 10/15/37                                   282,170
      270,000      McDonald's Corp, 6.300%, 10/15/37                    316,235
      300,000      Wal-Mart Stores Inc, 6.200%, 4/15/38                 341,416
      200,000      JPMorgan Chase, 6.400%, 5/15/38                      223,909
      295,000      Anheuser-Busch Inbev 144a,
                     8.200%, 1/15/39                                    388,999
      300,000      AT&T Inc, 6.550%, 2/15/39                            327,073
      225,000      FPL Group Capital Inc, 6.350%, 10/1/66               202,500
--------------------------------------------------------------------------------
                   TOTAL CORPORATE BONDS                          $  18,378,088
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Core Bond Fund (Continued)
--------------------------------------------------------------------------------

     PRINCIPAL                                                        MARKET
      AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
                   MORTGAGE-BACKED SECURITIES -- 37.0%
 $    875,000      Bear Stearns Commercial
                   Mortgage Securities Inc
                   2007-PW16, 5.909%, 10/1/09                     $     799,271
      225,678      FNMA, 4.500%, 6/1/18                                 238,396
       85,500      FNMA, 4.500%, 2/1/19                                  90,318
      325,496      FNMA, 5.500%, 11/1/22                                344,746
      292,339      FNMA Pool #974401, 4.500%, 4/1/23                    303,333
      341,390      FNMA Pool #974403, 4.500%, 4/1/23                    354,228
    1,188,265      FNMA, 5.000%, 5/1/23                               1,247,706
      267,041      FNMA, 5.000%, 6/1/23                                 280,399
      270,313      FNMA Pool #995220, 6.000%, 11/1/23                   288,791
      329,564      FNMA Pool #995472, 5.000%, 11/1/23                   346,050
       61,801      GNMA, 4.625%, 9/20/24                                 63,322
       46,443      GNMA, 4.000%, 10/17/29                                48,234
       22,004      FNMA, 8.000%, 5/1/30                                  24,946
        5,390      GNMA, 8.000%, 7/15/30                                  5,828
      488,713      FNMA, 5.500%, 8/1/30                                 511,876
       78,049      FNMA, 7.500%, 1/1/31                                  87,448
       23,107      FNMA, 8.000%, 2/1/31                                  26,197
      775,729      Wells Fargo Mortgage Backed
                     Securities Trust, 4.935%, 2/25/34                  746,592
    1,300,000      Deutsche Alt-A Securities Inc
                     Mortgage Loan Trust, 5.250%, 6/25/35               926,277
      397,491      Residential Asset Securitization
                     Trust 2005, 5.500%, 6/25/35                        217,005
    1,219,162      CS First Boston Mortgage Securities
                     Corp, 5.500%, 10/25/35                           1,092,293
      565,214      Structured Asset Securities
                     Corp, 5.500%, 10/25/35                             506,396
      313,170      Merrill Lynch Mortgage Trust,
                     4.435%, 11/12/35                                   316,856
      561,513      Washington Mutual Mortgage
                     Pass-Thru Certificates, 5.500%, 11/25/35           481,380
      312,164      Structured Adjustable Rate
                     Mortgage Loan 2005-23,
                     5.450%, 1/25/36                                    211,676
      241,608      Residential Funding Mtg Sec I,
                     5.750%, 2/25/36                                    162,295
      569,828      Residential Asset Securitization
                     Trust 2006-A1, 6.000%, 4/25/36                     413,204
      550,000      CS First Boston Mortgage
                     Securities Corp, 5.113%, 7/15/36                   538,233
    1,000,000      GE Capital Commercial Mortgage
                     Corp, 5.349%, 8/11/36                            1,034,087
      193,794      Bear Stearns Commercial Mortgage
                     Securities Inc 2002-TOP6,
                     5.920%, 10/15/36                                   198,591
      829,401      Countrywide Asset Backed
                     Certificates, 6.018%, 11/25/36                     264,887
      226,209      CS First Boston Mortgage Securities
                     Corp 2002-CKN2, 5.939%, 4/15/37                    233,341
      489,692      GE Capital Commercial Mortgage
                     Corp, 3.915%, 11/10/38                             493,230
      875,000      Bear Stearns Commercial Mortgage
                     Securities Inc 2005-PWR9,
                     4.871%, 9/11/42                                    827,266
      108,178      Morgan Stanley Capital I 2006-HQ8,
                     5.124%, 3/12/44                                    108,843
      135,000      Commercial Mortgage Pass-Thru
                     Certificates 2005-C6, 5.116%, 6/10/44              128,414
      332,920      JP Morgan Chase Commercial
                     Mortgage Securities Inc 2006-LDP8,
                     5.241%, 5/15/45                                    337,499
    1,000,000      Morgan Stanley Mortgage Loan Trust,
                     5.963%, 1/25/47                                    527,201
      350,000      CW Capital Cobalt, 5.223%, 8/15/48                   289,155
      384,891      Wachovia Bank Commercial
                     Mortgage Trust 2006-C28, 5.323%,
                     10/15/48                                           390,440
--------------------------------------------------------------------------------
                   TOTAL MORTGAGE-BACKED SECURITIES               $  15,506,250
--------------------------------------------------------------------------------
                   U.S. TREASURY OBLIGATIONS -- 14.0%
       65,000      U.S. Treasury Bond, 1.500%, 7/15/12                   65,325
    2,000,000      U.S. Treasury Bond, 1.375%, 9/15/12                1,996,562
    3,671,451      U.S. Treasury Bond, 2.000%, 1/15/14                3,802,246
--------------------------------------------------------------------------------
                   TOTAL U.S. TREASURY OBLIGATIONS                $   5,864,133
--------------------------------------------------------------------------------


                                                                      MARKET
    SHARES                                                            VALUE
--------------------------------------------------------------------------------
                   INVESTMENT FUND -- 4.3%
    1,820,419      Touchstone Institutional Money
                   Market Fund*                                   $   1,820,419
--------------------------------------------------------------------------------

                   TOTAL INVESTMENT SECURITIES -- 99.6%
                   (Cost $42,753,634)                             $  41,795,603

                   OTHER ASSETS IN
                   EXCESS OF LIABILITIES -- 0.4%                        167,734

                   NET ASSETS -- 100.0%                           $  41,963,337
================================================================================

--------------------------------------------------------------------------------
Core Bond Fund (Continued)
--------------------------------------------------------------------------------

* Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:
DESCRIPTION                     LEVEL 1     LEVEL 2      LEVEL 3       TOTAL
--------------------------------------------------------------------------------
Taxable Municipal Bonds      $      --    $   226,713  $      --     $   226,713
Corporate Bonds                     --     18,378,088         --      18,378,088
Mortgage-Backed Securities          --     15,506,250         --      15,506,250
U.S. Treasury Obligations           --      5,864,133         --       5,864,133
Mutual Fund                    1,820,419         --           --       1,820,419
                             ---------------------------------------------------
                                                                     $41,795,603

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
High Yield Fund - September 30, 2009
--------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                                            VALUE
--------------------------------------------------------------------------------
                   PREFERRED STOCK -- 0.2%
          227      Preferred Blocker Inc 144a**                   $     132,008
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
                   CORPORATE BONDS -- 96.3%
 $    518,000      Universal Hospital Services FRN,
                      4.635%, 11/30/09                            $     439,005
      300,000      Sprint Capital Corp, 7.625%, 1/30/11                 307,125
       89,000      Briggs & Stratton Corp, 8.875%, 3/15/11               92,560
      383,000      GMAC LLC 144a, 6.875%, 9/15/11                       361,935
      975,000      Communication & Power Inc,
                      8.000%, 2/1/12                                    970,125
      200,000      Consol Energy Inc, 7.875%, 3/1/12                    208,000
    1,000,000      M/I Homes Inc, 6.875%, 4/1/12                        925,000
      370,000      Polyone Corp, 8.875%, 5/1/12                         373,700
      688,000      GMAC LLC 144a, 6.625%, 5/15/12                       632,960
      663,000      United Refining Company,
                      10.500%, 8/15/12                                  570,180
      450,000      Steel Dynamics Inc, 7.375%, 11/1/12                  454,500
       45,000      Lamar Media Corp, 7.250%, 1/1/13**                    44,269
      445,000      Citizens Communications,
                      6.250%, 1/15/13                                   436,100
      350,000      Stewart Enterprises, 6.250%, 2/15/13                 340,375
    1,500,000      Davita Inc 144a, 6.625%, 3/15/13                   1,484,999
       77,000      AES Corp 144a, 8.750%, 5/15/13                        78,444
      613,000      Centennial Communications
                      Corp, 10.125%, 6/15/13                            631,390
       14,000      Cincinnati Bell Inc, 7.250%, 7/15/13                  14,210
      750,000      Tenneco Inc, 10.250%, 7/15/13                        780,000
      300,000      Texas Industries Inc, 7.250%, 7/15/13                288,000
      441,000      Windstream Corp, 8.125%, 8/1/13                      453,128
      652,000      Buckeye Technologies Inc,
                      8.500%, 10/1/13                                   668,300
      175,000      Ford Motor Credit Company,
                      7.000%, 10/1/13                                   164,257
      633,000      Res-Care Inc, 7.750%, 10/15/13                       617,175
      450,000      Nextel Communications,
                      6.875%, 10/31/13                                  417,375
       56,000      Solo Cup Company 144a,
                      10.500%, 11/1/13                                   59,360
      500,000      Stena AB, 7.500%, 11/1/13                            463,750
    1,223,000      Sabine Pass Lng LP, 7.250%, 11/30/13               1,091,528
       52,000      Cenveo Corp, 7.875%, 12/1/13                          41,730
      850,000      Overseas Shipholding Group,
                      8.750%, 12/1/13                                   830,875
      429,000      Visant Holding Corp, 8.750%, 12/1/13                 436,508
      750,000      Massey Energy Company,
                      6.875%, 12/15/13                                  723,750
      468,000      Regency Energy Partners,
                      8.375%, 12/15/13                                  472,680
      379,000      Sungard Data Systems Inc,
                      4.875%, 1/15/14                                   341,100
       75,000      Videotron Ltee, 6.875%, 1/15/14                       74,250
      870,000      NRG Energy Inc, 7.250%, 2/1/14                       854,775
      475,000      GCI Inc, 7.250%, 2/15/14                             447,688
    1,500,000      Qwest Communications,
                      7.500%, 2/15/14                                 1,481,249
    1,000,000      Case New Holland Inc, 7.125%, 3/1/14                 980,000
      506,000      Asbury Automotive Group,
                      8.000%, 3/15/14                                   470,580
      657,000      HCA Inc, 5.750%, 3/15/14                             579,803
       54,000      Lamar Media Corp, 9.750%, 4/1/14                      58,455
      395,000      US Concrete Inc, 8.375%, 4/1/14                      256,750
      322,000      Glencore Funding LLC 144a,
                      6.000%, 4/15/14                                   308,855
      120,000      Virgin Media Finance PLC,
                      8.750%, 4/15/14                                   122,400
      101,000      WMG Acquisition Corp,
                      7.375%, 4/15/14                                    96,708
    1,197,000      Sensata Technologies BV,
                      8.000%, 5/1/14                                  1,116,203
    1,375,000      Wyndham Worldwide, 9.875%, 5/1/14                  1,477,413
    1,409,000      Gibson Energy, 11.750%, 5/27/14                    1,472,404
      627,000      Cellu Tissue Holdings, 11.500%, 6/1/14               670,890
      466,000      Iasis Healthcare, 8.750%, 6/15/14                    466,000
      128,000      RRI Energy Inc, 7.625%, 6/15/14                      125,600
      226,000      Sealy Mattress Company,
                      8.250%, 6/15/14                                   209,050
       64,000      Transdigm Inc 144a, 7.750%, 7/15/14                   62,160
      500,000      Basic Energy Services 144a,
                      11.625%, 8/1/14                                   530,000
      420,000      Foundation PA Coal Company,
                      7.250%, 8/1/14                                    417,375
       40,000      PE Paper Escrow 144a,
                      12.000%, 8/1/14                                    43,200
      468,000      Petrohawk Energy Corp 144a,
                      10.500%, 8/1/14                                   503,100
      756,000      Fisher Communications Inc,
                      8.625%, 9/15/14                                   699,300
      250,000      Qwest Corp, 7.500%, 10/1/14                          252,500
      160,000      NXP BV/NXP Funding LLC,
                      7.875%, 10/15/14                                  125,600
    1,598,000      Apria Healthcare Group I 144a,
                      11.250%, 11/1/14                                1,717,849
      554,000      Cricket Communications,
                      9.375%, 11/1/14                                   562,310
      439,000      MetroPCS Wireless, 9.250%, 11/1/14                   448,878
      600,000      MetroPCS Wireless, 9.250%, 11/1/14                   613,500
       78,000      Crown Castle International
                      Corp, 9.000%, 1/15/15                              81,705
      750,000      Aramark Services Inc, 8.500%, 2/1/15                 756,563
      205,000      Chesapeake Energy Corp,
                      9.500%, 2/15/15                                   215,763
    1,630,000      Cincinnati Bell Inc, 7.000%, 2/15/15               1,581,099
      266,000      Invacare Corp, 9.750%, 2/15/15                       281,960
      949,000      Novelis Inc, 7.250%, 2/15/15                         820,885

--------------------------------------------------------------------------------
High Yield Fund (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
                   CORPORATE BONDS -- 96.3% (CONTINUED)
 $    350,000      Axcan Intermediate Holdings,
                      9.250%, 3/1/15                              $     369,250
    1,070,000      Holly Energy Partners LP,
                      6.250%, 3/1/15                                    979,050
      331,000      Valassis Communications,
                      8.250%, 3/1/15                                    296,659
      500,000      Meritage Homes Corp, 6.250%, 3/15/15                 465,000
      839,000      Steel Dynamics Inc, 6.750%, 4/1/15                   803,343
      534,000      PNM Resources Inc, 9.250%, 5/15/15                   539,340
      750,000      Petrohawk Energy Corp, 7.875%, 6/1/15                738,750
       52,000      Ventas Realty LP, 7.125%, 6/1/15                      51,610
      259,000      CSC Holdings Inc 144a, 8.500%, 6/15/15               271,950
      250,000      Georgia-Pacific Corp, 7.700%, 6/15/15                252,500
      650,000      Beazer Homes USA, 6.875%, 7/15/15                    494,000
    1,187,000      Community Health Systems,
                      8.875%, 7/15/15                                 1,216,675
      152,000      Ashtead Holdings PLC 144a,
                      8.625%, 8/1/15                                    145,920
      116,000      Lamar Media Corp, 6.625%, 8/15/15                    107,880
      348,000      Lamar Media Corp Ser B,
                      6.625%, 8/15/15                                   318,420
      568,000      First Data Corp, 9.875%, 9/24/15                     524,690
      760,000      Hilcorp Energy 144a, 7.750%, 11/1/15                 718,200
       86,000      Ryerson Inc, 12.000%, 11/1/15                         81,700
      490,000      Nuveen Investments Inc 144a,
                      10.500%, 11/15/15                                 423,850
      740,000      Gibraltar Industries Inc, 8.000%, 12/1/15            669,700
      926,000      Connacher Oil & Gas 144a,
                      10.250%, 12/15/15                                 754,690
      808,000      Helix Energy Solutions 144a,
                      9.500%, 1/15/16                                   808,000
      316,000      Copano Energy LLC, 8.125%, 3/1/16                    308,100
      167,000      Quebecor Media (Senior Notes),
                      7.750%, 3/15/16                                   165,330
      805,000      Quebecor Media (Senior Unsecured
                      Notes), 7.750%, 3/15/16                           796,950
      650,000      Basic Energy Services, 7.125%, 4/15/16               510,250
       38,000      Sealy Mattress Company,
                      10.875%, 4/15/16                                   41,895
      100,000      Transcont Gas Pipe Corp,
                      6.400%, 4/15/16                                   110,720
      500,000      Jarden Corp, 8.000%, 5/1/16                          512,500
      529,000      Cricket Communications 144a,
                      7.750%, 5/15/16                                   536,935
       90,000      Goodyear Tire & Rubber,
                      10.500%, 5/15/16                                   97,650
      375,000      Owens-Brockway, 7.375%, 5/15/16                      380,625
      112,000      Teck Resources Limited,
                      10.250%, 5/15/16                                  126,560
      525,000      Ace Hardware Corp 144a,
                      9.125%, 6/1/16                                    548,625
      131,000      Hilcorp Energy 144a, 9.000%, 6/1/16                  130,018
      169,000      North American Energy 144a,
                      10.875%, 6/1/16                                   174,070
      728,000      Regency Energy Partners 144a,
                      9.375%, 6/1/16                                    757,120
      125,000      United Rentals North America 144a,
                      10.875%, 6/15/16                                  133,750
      454,000      Expedia Inc 144a, 8.500%, 7/1/16                     478,970
      719,000      Targa Resources Partners,
                      8.250%, 7/1/16                                    681,253
      331,000      Ashtead Capital Inc 144a,
                      9.000%, 8/15/16                                   317,760
      196,000      Clean Harbors Inc 144a,
                      7.625%, 8/15/16                                   200,655
      834,000      Virgin Media Finance PLC,
                      9.500%, 8/15/16                                   877,785
      578,000      Berry Petroleum Company,
                      8.250%, 11/1/16                                   554,880
      711,355      HCA Inc, 9.625%, 11/15/16                            739,809
      395,000      Stena AB, 7.000%, 12/1/16                            336,244
      856,000      United Auto Group Inc,
                      7.750%, 12/15/16                                  789,660
       30,000      Asbury Automotive Group,
                      7.625%, 3/15/17                                    26,550
       30,000      General Cable Corp, 7.125%, 4/1/17                    29,400
      341,000      PPF Funding Inc 144a, 5.700%, 4/15/17                232,627
    1,000,000      CC Holdings 144a, 7.750%, 5/1/17                   1,035,000
      491,000      Jarden Corp, 7.500%, 5/1/17**                        477,498
      310,000      Edison Mission Energy, 7.000%, 5/15/17               258,850
      384,000      Ingles Markets Inc, 8.888%, 5/15/17                  393,600
      614,000      Mueller Water Products, 7.375%, 6/1/17               534,948
      844,000      Sealed Air Corp 144a, 7.875%, 6/15/17                889,990
      158,000      Service Corp International,
                      7.000%, 6/15/17                                   154,050
      763,000      Intergen NV 144a, 9.000%, 6/30/17                    785,890
    1,273,000      Interpublic Group Company 144a,
                      10.000%, 7/15/17                                1,374,839
      305,000      RSC Equipment Rental Inc 144a,
                      10.000%, 7/15/17                                  327,875
      886,000      Targa Resources Partners 144a,
                      11.250%, 7/15/17                                  934,730
    1,125,000      Wind Acquisition 144a,
                      11.750%, 7/15/17                                1,268,438
    1,468,000      Chesapeake Energy Corp 144a,
                      6.500%, 8/15/17                                 1,346,890
    1,385,000      Sprint Nextel Corp, 8.375%, 8/15/17                1,378,074
       87,000      AES Corp, 8.000%, 10/15/17                            87,544
    1,125,000      MarkWest Energy Partners,
                      8.750%, 4/15/18                                 1,119,375
      533,000      Atlas Pipeline Partners,
                      8.750%, 6/15/18                                   426,400
      361,000      Moog Inc, 7.250%, 6/15/18                            346,560
    1,250,000      BE Aerospace Inc, 8.500%, 7/1/18                   1,281,250
    1,000,000      Frontier Communications,
                      8.125%, 10/1/18                                 1,006,250

--------------------------------------------------------------------------------
High Yield Fund (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

                   CORPORATE BONDS -- 96.3% (CONTINUED)
 $  1,096,000      CSC Holdings Inc 144a,
                      8.625%, 2/15/19                             $   1,159,020
      313,000      Teck Resources Limited,
                      10.750%, 5/15/19                                  363,863
    1,000,000      American Airline Pilot Trust,
                      10.375%, 7/2/19                                 1,090,000
      699,000      QVC Inc 144a, 7.500%, 10/1/19                        699,874
    1,000,000      Iron Mountain Inc, 8.000%, 6/15/20                 1,005,000
      525,000      Allied Waste Industries, 9.250%, 5/1/21              643,099
      155,000      Iron Mountain Inc, 8.375%, 8/15/21                   159,650
    1,500,000      Enterprise Products, 8.375%, 8/1/66                1,402,499
    1,000,000      Puget Sound Energy Inc, 6.974%, 6/1/67               803,220
      917,000      Teppco Partners LP, 7.000%, 6/1/67                   783,971
--------------------------------------------------------------------------------
                   TOTAL CORPORATE BONDS                          $  82,363,328
--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                            VALUE
--------------------------------------------------------------------------------
                   INVESTMENT FUNDS -- 4.1%
    2,761,039      Touchstone Institutional
                      Money Market Fund*                              2,761,039
      716,918      Invesco AIM Liquid Assets Portfolio(a)               716,918
--------------------------------------------------------------------------------
                   TOTAL INVESTMENT FUNDS                         $   3,477,957
--------------------------------------------------------------------------------

                   TOTAL INVESTMENT SECURITIES -- 100.6%
                   (Cost $85,948,706)                             $  85,973,293

                   LIABILITIES IN EXCESS
                   OF OTHER ASSETS -- (0.6%)                           (515,828)
--------------------------------------------------------------------------------

                   NET ASSETS -- 100.0%                           $  85,457,465
================================================================================


* Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

** All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2009, was $647,255.

(a)   Represents collateral for securities loaned.

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                            VALUATION INPUTS AT REPORTING DATE:
DESCRIPTION            LEVEL 1        LEVEL 2          LEVEL 3         TOTAL
-------------------------------------------------------------------------------
Preferred Stock     $   132,008     $        --       $    --       $   132,008
Corporate Bonds              --      82,363,328            --        82,363,328
Mutual Funds          3,477,957              --            --         3,477,957
                    -----------------------------------------------------------
                                                                    $85,973,293

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Institutional Money Market Fund - September 30, 2009
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
                   CORPORATE BONDS -- 16.5%
 $  2,431,000      JP Morgan Chase, 3.800%, 10/2/09               $    2,431,194
      350,000      Toyota Motor Credit Corp FRN,
                      .599%, 10/7/09                                     349,074
    6,848,000      E.I. du Pont de Nemours & Company,
                      6.875%, 10/15/09                                 6,863,193
      690,000      General Electric Capital Corp,
                      5.250%, 10/27/09                                   691,716
    1,900,000      Goldman Sachs Group Inc FRN,
                      .548%, 12/2/09                                   1,892,424
      330,000      US Bancorp, .730%, 12/4/09                            329,980
    3,400,000      General Electric Capital Corp,
                      3.750%, 12/15/09                                 3,419,570
    2,000,000      Wachovia Corp, 4.125%, 12/15/09                     2,004,331
    1,630,000      Caterpillar Financial Service
                      Corp, 4.150%, 1/15/10                            1,644,714
    4,505,000      Credit Suisse FB USA Inc,
                      4.125%, 1/15/10                                  4,546,755
    4,645,000      Wal-Mart Stores Inc, 4.000%, 1/15/10                4,685,212
    4,476,000      Wells Fargo & Company,
                      4.200%, 1/15/10                                  4,505,879
    8,655,000      General Electric Capital Corp,
                      7.375%, 1/19/10                                  8,809,202
    1,000,000      Royal Bank of Canada, 4.125%, 1/26/10               1,011,821
      171,000      BellSouth Corp, 7.750%, 2/15/10                       175,337
    5,350,000      Mellon Funding Corp, 6.375%, 2/15/10                5,432,511
    7,889,000      NSTAR, 8.000%, 2/15/10                              8,049,898
    1,600,000      BP Capital Markets PLC,
                      4.875%, 3/15/10                                  1,631,605
      545,000      Toyota Motor Credit Corp,
                      4.250%, 3/15/10                                    554,681
    1,430,000      Canada Mortgage & Housing,
                      3.875%, 4/1/10                                   1,450,541
      380,000      Export Development Canada,
                      4.625%, 4/1/10                                     386,930
    4,585,000      E.I. du Pont de Nemours &
                      Company, 4.125%, 4/30/10                         4,676,536
      110,000      Wachovia Corp, 4.375%, 6/1/10                         112,545
    2,000,000      Wells Fargo Bank NA, 7.550%, 6/21/10                2,087,154
    4,535,000      Wells Fargo & Company, 4.625%, 8/9/10               4,670,736
    1,350,000      Credit Suisse FB USA Inc,
                      4.875%, 8/15/10                                  1,394,108
      200,000      Wal-Mart Stores Inc, 4.750%, 8/15/10                  207,146
    1,020,000      Deutsche Bank AG London,
                      5.000%, 10/12/10                                 1,063,789
--------------------------------------------------------------------------------
                   TOTAL CORPORATE BONDS                          $   75,078,582
--------------------------------------------------------------------------------

                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.2%
    8,000,000      Overseas Private Investment
                      Corp FRN COP, .220%, 10/1/09                     8,000,000
      245,000      FHLB, 3.260%, 10/2/09                                 245,017
    3,000,000      Overseas Private Investment
                      Corp FRN COP, .220%, 10/7/09                     3,000,000
   16,496,000      Overseas Private Investment
                      Corp FRN COP, .220%, 10/7/09                    16,495,999
   10,903,000      Overseas Private Investment
                      Corp FRN COP, .220%, 10/7/09                    10,903,000
    3,945,455      Overseas Private Investment
                      Corp FRN COP, .220%, 10/7/09                     3,945,455
      500,000      FHLB, 4.500%, 10/9/09                                 500,436
      150,000      FFCB, 5.000%, 10/23/09                                150,422
      355,000      FHLB, 3.220%, 10/30/09                                355,804
      350,000      FHLB, 3.500%, 11/3/09                                 350,950
      315,000      FHLB, 6.500%, 11/13/09                                317,248
    1,000,000      FHLMC, 4.125%, 11/18/09                             1,004,995
      415,000      FHLB, 4.250%, 11/20/09                                417,122
      200,000      FHLMC, 2.880%, 12/2/09                                200,668
    1,040,000      FNMA, 3.875%, 12/10/09                              1,047,333
      200,000      FHLB, 5.000%, 12/11/09                                201,651
    3,000,000      FHLMC, 4.000%, 12/15/09                             3,023,485
      500,000      FHLB DN, 12/22/09                                     499,533
      500,000      FFCB, 3.000%, 12/30/09                                502,659
      600,000      FNMA, 4.250%, 1/19/10                                 607,040
      500,000      FHLB, 4.030%, 2/23/10                                 507,335
      700,000      FHLB, 4.875%, 3/12/10                                 713,964
      500,000      FHLB DN, 3/30/10                                      498,700
      160,000      FHLB, 4.765%, 4/13/10                                 163,509
      250,000      FHLMC, 2.875%, 4/30/10                                253,320
      160,000      FNMA, 4.125%, 5/12/10                                 163,361
      297,000      FNMA, 3.625%, 5/28/10                                 302,874
      800,000      FHLB, 4.750%, 8/13/10                                 829,302
--------------------------------------------------------------------------------
                   TOTAL U.S. GOVERNMENT
                   AGENCY OBLIGATIONS                             $   55,201,182
--------------------------------------------------------------------------------

                   VARIABLE RATE DEMAND NOTES -- 51.2%
    4,610,000      Cuyahoga Cnty OH Rev (SPA: Bank
                      of America), .270%, 10/1/09                      4,610,000
      595,000      Kent Adhesives (LOC: National
                      City Bank), .650%, 10/1/09                         595,000
    4,900,000      King George Cnty VA IDA Rev
                      (Birchwood Partners) (LOC:
                      Scotiabank), .380%, 10/1/09                      4,900,000
    6,000,000      MO St Health & Edl Auth Facs Rev
                      (Ranken Tech College) (LOC: Northern
                      Trust Company), .350%, 10/1/09                   6,000,000
    6,970,000      MO St Health & Edl Auth Facs
                      Rev (St. Louis University)(LOC:
                      Bank of America N.A.), .270%, 10/1/09            6,970,000
    2,400,000      MS Business Financial Corp Solid
                      Waste Disp Rev (Southern Co),
                      .360%, 10/1/09                                   2,400,000

--------------------------------------------------------------------------------
Institutional Money Market Fund (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
                   VARIABLE RATE DEMAND NOTES -- 51.2% (CONTINUED)
 $  2,000,000      OH St Higher Ed Fac Rev (Case
                      Western) (SPA: Landesbank
                      Heeson-Thuringen), .360%, 10/1/09           $    2,000,000
    3,700,000      OH St Higher Ed Fac Rev
                      (Case Western) (SPA: Landesbank
                      Heeson-Thuringen), .360%, 10/1/09                3,700,000
   13,375,000      OH St Solid Waste Rev (BP PLC),
                      .330%, 10/1/09                                  13,375,000
      800,000      OH St Water Dev Auth Facs PCR
                      (Firstenergy) (LOC: Barclays Bank
                      PLC), .310%, 10/1/09                               800,000
    2,200,000      OH St Water Dev Auth Facs PCR
                      (Firstenergy) (LOC: Wachovia
                      Bank N.A.), .320%, 10/1/09                       2,200,000
    1,000,000      Orange Cnty FL Health Facs Auth
                      Rev (SPA: Dexia Credit Local),
                      .410%, 10/1/09                                   1,000,000
    5,000,000      Polk Cnty FL Sch Brd COPS (LOC:
                      Wachovia Bank), .320%, 10/1/09                   5,000,000
      400,000      Sarasota Cnty FL Pub Hosp Dist Rev
                      (LOC: Northern Trust Company),
                      .270%, 10/1/09                                     400,000
    1,300,000      St Paul MN Port Auth Dist (LOC:
                      Deutsche Bank), .430%, 10/1/09                   1,300,000
    1,200,000      Whiting IN Enviromental Facs Rev
                      (BP PLC), .330%, 10/1/09                         1,200,000
    1,700,000      Whiting IN Indl Sew & Solid Waste
                      Disp Rev (BP PLC), .330%, 10/1/09                1,700,000
    2,585,000      Yuengling Beer Company Inc (LOC:
                      PNC Bank), 1.200%, 10/1/09                       2,585,000
    2,395,000      CFM International Inc (GTD: General
                      Electric), .570%, 10/5/09                        2,395,000
      738,000      Alameda Co CA IDA Rev (Oakland
                      Pallet Inc) (LOC: Comerica Bank),
                      .750%, 10/7/09                                     738,000
    4,150,000      Andrew W Mellon Foundation NY,
                      .400%, 10/7/09                                   4,150,000
    5,650,000      Arlington Cnty VA Indl Dev (LOC: Bank
                      of America N.A.), .350%, 10/7/09                 5,650,000
    8,460,000      Bath Technology (LOC: Bank of
                      America), .400%, 10/7/09                         8,460,000
    1,620,000      Blossom Hill Development (LOC:
                      US Bank), 1.200%, 10/7/09                        1,620,000
    1,300,000      Burgess & Niple Limited (LOC: National
                      City Bank), .600%, 10/7/09                       1,300,000
    2,200,000      Cincinnati Christ University
                      (LOC: US Bank), 1.500%, 10/7/09                  2,200,000
    3,470,000      CO Health Facs Auth Rev (LOC: Lasalle
                      Bank N.A.), .600%, 10/7/09                       3,470,000
      170,000      CO HFA EDR (LOC: JP Morgan
                      Chase Bank), 1.150%, 10/7/09                       170,000
      275,000      Connelly / Brueshaber Partnership
                      (LOC: US Bank NA), 1.200%, 10/7/09                 275,000
    3,260,000      Corp Finance Managers (LOC:
                      Wells Fargo Bank), .350%, 10/7/09                3,260,000
    5,630,000      Crystal Clinic (LOC: FHLB),
                      1.000%, 10/7/09                                  5,630,000
      500,000      Douglas Co GA Dev Auth LLC
                      (LOC: Wells Fargo Bank N.A.),
                      .450%, 10/7/09                                     500,000
   11,065,000      Driftwood Landing Corp (LOC:
                      National City Bank), .500%, 10/7/09             11,065,000
    1,135,000      Farley Investment Property
                      (LOC: US Bank NA), 1.200%, 10/7/09               1,135,000
    4,440,000      First Church of Christ Inc Ser 06A
                      (LOC: FHLB), 1.200%, 10/7/09                     4,440,000
    2,745,000      First Church of Christ Inc Ser 06B
                      (LOC: FHLB), 1.200%, 10/7/09                     2,745,000
      500,000      FL HFC Rev (Waterford Pointe)
                      (LOC: FNMA), .800%, 10/7/09                        500,000
    1,000,000      French Lick IN EDR (LOC: National
                      City Bank), .600%, 10/7/09                       1,000,000
    1,265,000      Green St Surgery Center (LOC:
                      National City Bank), .600%, 10/7/09              1,265,000
    3,190,000      Helmholdt Capital LLC (LOC: FHLB),
                      .600%, 10/7/09                                   3,190,000
      500,000      Hopewell Development Company
                      (LOC: National City Bank),
                      .600%, 10/7/09                                     500,000
    4,855,000      Kamps Capital LLC (LOC: FHLB),
                      .650%, 10/7/09                                   4,855,000
    3,000,000      LA Loc Govt Envir Facs CDA Rev
                      (LOC: LaSalle Bank), 1.150%, 10/7/09             3,000,000
    1,425,000      Laurel Grocery Company LLC
                      (LOC: US Bank), 1.200%, 10/7/09                  1,425,000
    3,860,000      Lowel Family LLC (LOC: LaSalle
                      Bank), .400%, 10/7/09                            3,860,000
    4,400,000      Mason City Clinic (LOC: Wells
                      Fargo Bank), .380%, 10/7/09                      4,400,000
    2,655,000      Metropolitan Govt Nashville &
                      Davidson TN (LOC: FHLB),
                      .380%, 10/7/09                                   2,655,000
    1,000,000      Meyer Cookware Industies (LOC:
                      Wells Fargo Bank), .600%, 10/7/09                1,000,000
      500,000      Miami-Dade Co FL IDA IDR (Dolphin
                      Stadium Pj) (LOC: Societe
                      Generale), .450%, 10/7/09                          500,000
    7,100,000      Miami-Dade Co FL IDA IDR (Dolphins
                      Stadium Pj)  (LOC: Societe
                      Generale), .450%, 10/7/09                        7,100,000
    1,865,000      Miarko Inc (LOC: PNC Bank),
                      1.100%, 10/7/09                                  1,865,000
    4,200,000      Midwestern Univ Ill Ed Ln (LOC:
                      Royal Bank of Canada),
                      .450%, 10/7/09                                   4,200,000
    3,787,000      Mill St Village LLC (LOC: FHLB),
                      1.050%, 10/7/09                                  3,787,000

--------------------------------------------------------------------------------
Institutional Money Market Fund (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
                   VARIABLE RATE DEMAND NOTES -- 51.2% (CONTINUED)
 $  2,920,000      Neltner Properties LLC (LOC:
                      US Bank), 1.200%, 10/7/09                   $    2,920,000
    1,290,000      New Belgium Brewery Company
                      (LOC: Wells Fargo Bank),
                      .400%, 10/7/09                                   1,290,000
    1,285,000      NH St Business Fin Auth Rev
                      (Alice Peck Day - B)(LOC: TD
                      Banknorth NA), .450%, 10/7/09                    1,285,000
    5,320,000      Northwestern University (LOC:
                      Bank of America), .600%, 10/7/09                 5,320,000
    2,045,000      Oakland-Alameda Co CA Coliseum
                      Auth Lease Rev (LOC: Bank of
                      New York), .360%, 10/7/09                        2,045,000
    1,990,000      Odendton Baptist Church (LOC:
                      PNC Bank NA), .450%, 10/7/09                     1,990,000
    1,910,000      Old Hickory -TN/AHPC (LOC:
                      Wachovia Bank), .380%, 10/7/09                   1,910,000
      200,000      Platte Co MO IDA Rev (Complete
                      Home) (LOC: US Bank NA),
                      .380%, 10/7/09                                     200,000
      600,000      Polk Co FL IDA IDR (Metromont
                      Corp) (LOC: Wells Fargo Bank),
                      .500%, 10/7/09                                     600,000
    2,249,000      Progress Industrial Properties
                      (Confirming LOC: FHLB),
                      1.000%, 10/7/09                                  2,249,000
    1,485,000      QC Reprographics Inc (LOC: US
                      Bank), 1.200%, 10/7/09                           1,485,000
    5,395,000      Roman Catholic Bishop San Jose
                      (LOC: Allied Irish Bank),
                      2.550%, 10/7/09                                  5,395,000
    2,200,000      SE Christian Church KY (LOC:
                      JP Morgan Chase Bank),
                      .400%, 10/7/09                                   2,200,000
    2,710,000      SGM Funding Corp (LOC: US
                      Bank), 1.200%, 10/7/09                           2,710,000
    2,785,000      Sheboygan Falls WI Indl Rev
                      (HTT Inc) (LOC: US Bank NA),
                      .530%, 10/7/09                                   2,785,000
    7,905,000      Sierra Land Company LLC (LOC:
                      FHLB), .650%, 10/7/09                            7,905,000
    1,760,000      Southwestern IL Dev Auth IDR
                      (Mattingly Lumber) (LOC:
                      US Bank NA), .530%, 10/7/09                      1,760,000
    2,520,000      SPG Capital LLC (LOC: LaSalle
                      Bank), .400%, 10/7/09                            2,520,000
    2,080,000      Springfield MO Redev Auth Rev
                      (Univ Plaza Hotel) (LOC:
                      Bank of America), .450%, 10/7/09                 2,080,000
    1,650,000      Springside Corp Exchange
                      (LOC: US Bank), .500%, 10/7/09                   1,650,000
    2,100,000      St Paul MN Port Auth Dist (LOC:
                      Deutsche Bank), .270%, 10/7/09                   2,100,000
    1,880,000      St Pauls Episcopal Church of
                      Indianapolis IN (LOC: JP Morgan
                      Chase Bank), .450%, 10/7/09                      1,880,000
    2,035,000      SW OH Water Company (LOC:
                      PNC Bank), .570%, 10/7/09                        2,035,000
    1,780,000      Team Rahal Pittsburgh (LOC: PNC
                      Bank), .570%, 10/7/09                            1,780,000
    1,600,000      Upper IL River Valley Dev Auth IDR
                      (LOC: LaSalle Bank), .510%, 10/7/09              1,600,000
    1,205,000      WA St Hsg Fin Commn MFH Rev
                      (Brittany PK Pj-B) (LOC: FNMA),
                      .520%, 10/7/09                                   1,205,000
      963,000      West Point Market Inc (LOC: FHLB),
                      1.050%, 10/7/09                                    963,000
    3,000,000      Winnebago Co IL Indl Dev
                      (LOC: FHLB), .380%, 10/7/09                      3,000,000
    2,540,000      XII West Maple St LLC (LOC: LaSalle
                      Bank), .400%, 10/7/09                            2,540,000
--------------------------------------------------------------------------------
                   TOTAL VARIABLE RATE DEMAND NOTES               $  232,442,000
--------------------------------------------------------------------------------

                   TAXABLE MUNICIPAL BONDS -- 6.6%
    2,300,000      MS St UTGO, 7.000%, 10/1/09                         2,300,000
   12,500,000      TX St Pub Fing Auth UTGO,
                      .500%, 10/7/09                                  12,500,000
    2,700,000      Groton City CT UTGO, 5.125%, 10/8/09                2,700,190
    3,500,000      TX St UTGO (Vets Hsg Fd),
                      7.150%, 12/1/09                                  3,531,458
    1,200,000      Carmel Clay IN Schs UTGO
                      TAWS, 2.750%, 12/31/09                           1,205,211
    1,400,000      Columbus IN Sch Bldg Corp
                      Rev BANS, 2.500%, 12/31/09                       1,400,000
      900,000      Gahanna-Jefferson CSD OH
                      UTGO BANS, 3.000%, 3/10/10                         901,940
    1,000,000      Butler Cnty OH LTGO BANS,
                      1.650%, 8/5/10                                   1,000,000
    3,800,000      Woodbridge CT St UTGO BANS,
                      2.000%, 8/26/10                                  3,805,706
      575,000      Jeffersonville IN UTGO BANS,
                      2.000%, 9/23/10                                    575,000
--------------------------------------------------------------------------------
                   TOTAL TAXABLE MUNICIPAL BONDS                  $   29,919,505
--------------------------------------------------------------------------------

                   CERTIFICATES OF DEPOSITS/TIME DEPOSITS -- 2.8%
    1,000,000      Deutsche Bank NY FRN, .610%, 10/1/09                1,000,000
   11,400,000      Rabobank Nederland, 5.000%, 5/25/10                11,702,444
--------------------------------------------------------------------------------
                   TOTAL CERTIFICATES OF DEPOSITS/
                   TIME DEPOSITS                                  $   12,702,444
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Institutional Money Market Fund (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

                   COMMERCIAL PAPER -- 8.4%
 $ 18,000,000      BNP Paribas Finance Inc CP,
                      .060%, 10/1/09                              $   18,000,000
    6,000,000      Allied Irish Banks NA CP, .450%, 10/2/09            5,999,925
   14,000,000      KBC Financial Products International
                      Limited CP, .450%, 10/9/09                      13,998,600
--------------------------------------------------------------------------------
                   TOTAL COMMERCIAL PAPER                         $   37,998,525
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
                   REPURCHASE AGREEMENT -- 2.2%
 $ 10,084,000      Morgan Stanley Dean Witter Inc
                      0.02% dated 09/30/09 due 10/01/09
                      repurchase proceeds $10,084,005.60
                      (Collateralized by $10,290,000 FHLB DN
                      due 10/14/09; fair value $10,290,000),
                      .020%, 10/1/09                              $   10,084,000
--------------------------------------------------------------------------------

                   TOTAL INVESTMENT SECURITIES
                   AND REPURCHASE AGREEMENT -- 99.9%
                   (Amortized Cost $453,426,238)                  $  453,426,238

                   OTHER ASSETS IN
                   EXCESS OF LIABILITIES -- 0.1%                         581,373
--------------------------------------------------------------------------------

                   NET ASSETS -- 100.0%                           $  454,007,611
================================================================================

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:
DESCRIPTION                         LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
--------------------------------------------------------------------------------
Corporate Bonds                      $ --   $ 75,078,582   $ --     $ 75,078,582
U.S. Government Agency Obligations     --     55,201,182     --       55,201,182
Variable Rate Demand Notes             --    232,442,000     --      232,442,000
Taxable Municipal Bonds                --     29,919,505     --       29,919,505
Certificate of Deposit                 --     12,702,444     --       12,702,444
Commercial Paper                       --     37,998,525     --       37,998,525
Repurchase Agreement                   --     10,084,000     --       10,084,000
--------------------------------------------------------------------------------
                                                                    $453,426,238

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Money Market Fund - September 30, 2009
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
                   CORPORATE BONDS -- 18.3%
 $    237,000      General Electric Capital Corp FRN,
                      .250%, 10/1/09                              $      235,898
      250,000      JP Morgan Chase, .785%, 10/2/09                       249,999
    1,550,000      JP Morgan Chase, 3.800%, 10/2/09                    1,550,124
    5,690,000      E.I. du Pont de Nemours &
                      Company, 6.875%, 10/15/09                        5,703,372
      225,000      General Electric Capital Corp,
                      5.250%, 10/27/09                                   225,725
      650,000      JPMorgan Chase, 7.000%, 11/15/09                      652,058
      270,000      Toyota Motor Credit Corp FRN,
                      .417%, 11/26/09                                    269,533
      350,000      Bank of New York Mellon,
                      7.300%, 12/1/09                                    351,754
    1,650,000      Goldman Sachs Group Inc FRN,
                      .548%, 12/2/09                                   1,643,421
      785,000      JP Morgan Chase, 7.625%, 12/7/09                      794,216
    1,675,000      General Electric Capital Corp,
                      3.750%, 12/15/09                                 1,685,263
    2,000,000      Wachovia Mortgage, 4.125%, 12/15/09                 2,004,331
    2,000,000      BP Capital Markets PLC FRN,
                      .503%, 12/17/09                                  2,002,214
      200,000      Bank of New York Mellon,
                      .871%, 12/23/09                                    200,330
    1,710,000      Caterpillar Financial Services
                      Corp, 4.150%, 1/15/10                            1,723,833
    3,280,000      Credit Suisse FB USA Inc,
                      4.125%, 1/15/10                                  3,305,940
    2,000,000      Wal-Mart Stores Inc, 4.000%, 1/15/10                2,016,821
    3,000,000      Wells Fargo & Company,
                      4.200%, 1/15/10                                  3,016,665
    4,829,000      General Electric Capital Corp,
                      7.375%, 1/19/10                                  4,915,124
      500,000      Royal Bank of Canada, 4.125%, 1/26/10                 505,910
      100,000      Merrill Lynch & Company,
                      4.250%, 2/8/10                                      99,566
    3,500,000      Mellon Funding Corp, 6.375%, 2/15/10                3,550,665
    8,115,000      NSTAR, 8.000%, 2/15/10                              8,273,643
    1,150,000      BP Capital Markets PLC, 4.875%, 3/15/10             1,172,701
      305,000      Toyota Motor Credit Corp,
                      4.250%, 3/15/10                                    309,541
    1,250,000      Canada Mortgage & Housing,
                      3.875%, 4/1/10                                   1,267,956
      350,000      Export Development Canada,
                      4.625%, 4/1/10                                     356,383
    1,660,000      E.I. du Pont de Nemours & Company,
                      4.125%, 4/30/10                                  1,693,385
      156,000      US Bancorp, 4.500%, 7/29/10                           160,234
      995,000      Bank of America, 4.500%, 8/1/10                     1,020,075
    2,125,000      Wells Fargo & Company,
                      4.625%, 8/9/10                                   2,187,369
    1,045,000      Credit Suisse FB USA Inc,
                      4.875%, 8/15/10                                  1,079,028
      300,000      Deutsche Bank AG London,
                      5.000%, 10/12/10                                   312,927
--------------------------------------------------------------------------------
                   TOTAL CORPORATE BONDS                          $   54,536,004
--------------------------------------------------------------------------------

                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.4%
    3,396,000      Overseas Private Investment Corp
                      FRN COP, .220%, 10/7/09                          3,396,000
   12,400,000      Overseas Private Investment Corp
                      FRN COP, .220%, 10/7/09                         12,400,001
    5,000,000      Overseas Private Investment Corp
                      FRN COP, .220%, 10/7/09                          5,000,000
      500,000      FHLB, 4.500%, 10/9/09                                 500,436
      100,000      FHLMC, 4.150%, 10/28/09                               100,276
      100,000      FNMA, 4.000%, 10/28/09                                100,272
      100,000      FHLMC, 5.000%, 10/30/09                               100,346
      100,000      FHLMC, 4.750%, 11/3/09                                100,405
      100,000      FHLB, 4.000%, 11/13/09                                100,416
      100,000      FHLB DN, 11/13/09                                      99,958
      200,000      FHLB, 4.000%, 11/17/09                                200,903
    1,000,000      FHLMC, 4.125%, 11/18/09                             1,004,995
      300,000      FHLMC DN, .000%, 11/23/09                             299,734
      500,000      FNMA, 4.625%, 12/15/09                                504,544
      300,000      FHLB DN, 12/22/09                                     299,520
      500,000      FFCB, 3.000%, 12/30/09                                502,659
      400,000      FNMA, 4.250%, 1/19/10                                 404,693
      375,000      FHLB, 7.375%, 2/12/10                                 384,353
      130,000      FHLMC, 7.000%, 3/15/10                                133,800
      100,000      FHLB, .800%, 4/21/10                                  100,118
      100,000      FNMA, 2.375%, 4/30/10                                 101,038
    2,000,000      FHLB, 4.750%, 8/13/10                               2,073,254
--------------------------------------------------------------------------------
                   TOTAL U.S. GOVERNMENT
                   AGENCY OBLIGATIONS                             $   27,907,721
--------------------------------------------------------------------------------

                   VARIABLE RATE DEMAND NOTES -- 45.7%
      400,000      Concordia College (LOC: Bank
                      of America), .400%, 10/1/09                        400,000
    9,000,000      Jacksonville FL Health Auth Hosp
                      Facs Rev (LOC: Bank of America
                      N.A,), .300%, 10/1/09                            9,000,001
    3,032,000      WA St Hsg Fin Commn Nonprofit
                      Hsg Rev (LOC: Wells Fargo Bank
                      N.A.), .500%, 10/1/09                            3,032,000
    1,815,000      Yuengling Beer Company Inc (LOC:
                      PNC Bank), 1.200%, 10/1/09                       1,815,000
    3,105,000      CFM International Inc (GTD: General
                      Electric), .570%, 10/5/09                        3,105,000
    3,150,000      Agra Enterprises LLC (LOC: US
                      Bank NA), 1.200%, 10/7/09                        3,150,000
      834,000      AK Indl Dev & Expt Auth (LOC: Wells
                      Fargo Bank NA), .550%, 10/7/09                     834,000

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
                   VARIABLE RATE DEMAND NOTES -- 45.7% (CONTINUED)
 $    185,000      Alachua Co FL HFA MFH Rev
                      (Brookside Apts) (LOC: FNMA),
                      .750%, 10/7/09                              $      185,000
    1,145,000      Alameda Co CA IDA Rev (Golden
                      West Paper) (LOC: Comerica Bank),
                      .750%, 10/7/09                                   1,145,000
      600,000      Bayloff Properties LLC (LOC: National
                      City Bank), .650%, 10/7/09                         600,000
      500,000      Berks Co PA IDA Rev (LOC: Wachovia
                      Bank), .450%, 10/7/09                              500,000
      850,000      Brooklake Community Church
                      (LOC: KeyBank), 1.100%, 10/7/09                    850,000
      730,000      CA Infra & Econ Dev Bk IDR (Studio
                      Moulding) (LOC: Comerica Bank),
                      3.750%, 10/7/09                                    730,000
    5,254,100      Campus Research Corp (LOC: Wells
                      Fargo Bank), .500%, 10/7/09                      5,254,100
      390,000      Carmel IN IDR (Telamon Corp)
                      (LOC: LaSalle Bank), .550%, 10/7/09                390,000
      355,000      Carmel IN IDR (Telamon Corp)
                      Ser 1996 B (LOC: LaSalle Bank),
                      .550%, 10/7/09                                     355,000
      640,000      Century Motors Acura (Elizabeth
                      Connelley Trust) (LOC: US Bank NA),
                      1.200%, 10/7/09                                    640,000
      495,000      CO HFA Mfg Rev (Ready Foods Pj-B-2)
                      (LOC: US Bank NA), 1.250%, 10/7/09                 495,000
      185,000      Connelly & Brueshaber #1 (LOC:
                      US Bank NA), 1.200%, 10/7/09                       185,000
      125,000      Connelly / Brueshaber Partnership
                      (LOC: US Bank NA), 1.200%, 10/7/09                 125,000
    2,665,000      D & I Properties LLC (LOC: Wells
                      Fargo Bank), .600%, 10/7/09                      2,665,000
    2,175,000      Diaz-Upton LLC (LOC: State Street
                      Bank), .450%, 10/7/09                            2,175,000
    1,200,000      District of Columbia Rev (Charitable-B)
                      (LOC: PNC Bank NA), .400%, 10/7/09               1,200,000
    5,740,000      Driftwood Landing Corp (LOC: National
                      City Bank), .500%, 10/7/09                       5,740,000
      215,000      Dublin Building LLC (LOC: National
                      City Bank), .650%, 10/7/09                         215,000
    2,190,000      Ferriot Inc (LOC: FHLB), 1.200%, 10/7/09            2,190,000
      558,000      Fitch Denney Funeral Home (LOC:
                      FHLB), .920%, 10/7/09                              558,000
      310,000      FL HFC MFH (Avalon Reserve) (LOC:
                      FNMA), .800%, 10/7/09                              310,000
      175,000      FL HFC Rev (Valencia) (LOC: FNMA),
                      .750%, 10/7/09                                     175,000
      370,000      FL Hsg Fin Corp Rev (Heritage)
                      (LOC: FNMA), .750%, 10/7/09                        370,000
      540,000      Goson Project (LOC: FHLB),
                      1.200%, 10/7/09                                    540,000
    3,330,000      Grasshopper Investments 144a
                      (LOC: US Bank NA), 1.200%, 10/7/09               3,330,000
      450,000      Hyde Park United Methodist Church
                      (LOC: US Bank NA), 1.200%, 10/7/09                 450,000
      315,000      Iowa Fin Auth Multi Family Dev (LOC:
                      FHLB), .880%, 10/7/09                              315,000
    1,095,000      JL Capital One LLC (LOC: Wells Fargo
                      Bank), .550%, 10/7/09                            1,095,000
      500,000      Kent Adhesives (LOC: National City
                      Bank), .650%, 10/7/09                              500,000
      335,000      La Crosse WI IDR (GGP Inc) (LOC: Wells
                      Fargo Bank NA), .550%, 10/7/09                     335,000
      370,000      Lake Oswego OR Redev Agy Tax
                      Incrmnt Rev (LOC: Wells Fargo Bank),
                      .450%, 10/7/09                                     370,000
    4,600,000      Lee Family Partnership (LOC: FHLB),
                      2.750%, 10/7/09                                  4,600,000
    7,485,000      Lexington Financial Services (LOC:
                      LaSalle Bank), .350%, 10/7/09                    7,485,000
    2,030,000      Livingston Co NY IDA Civic Fac Rev
                      (LOC: HSBC), 1.000%, 10/7/09                     2,030,000
      900,000      Mason City Clinic (LOC: Wells Fargo
                      Bank), .380%, 10/7/09                              900,000
      370,000      MBE Investment Company LLC
                      (LOC: FHLB), 1.100%, 10/7/09                       370,000
      950,000      MI St Hsg Dev Auth Multi-Family
                      Rev (Canterbury Apts) (LOC: FHLB),
                      .500%, 10/7/09                                     950,000
    3,850,000      MI St Strategic Fd Ltd Oblig Rev
                      (MOT LLC - Ser B) (LOC: JP Morgan
                      Chase Bank), .300%, 10/7/09                      3,850,000
    7,000,000      Miami-Dade Co FL IDA IDR (Dolphin
                      Stadium Pj) (LOC: Societe Generale),
                      .450%, 10/7/09                                   7,000,000
    3,800,000      Midwestern Univ Ill Ed Ln (LOC:
                      Royal Bank of Canada),
                      .450%, 10/7/09                                   3,800,000
    1,958,000      Mill St Village LLC (LOC: FHLB),
                      1.050%, 10/7/09                                  1,958,000
      730,000      Montgomery Co NY IDA Rev (CNB
                      Fin Corp) (LOC: FHLB), 1.200%, 10/7/09             730,000
    6,160,000      Mountain Agency Inc (LOC: US
                      Bank NA), .820%, 10/7/09                         6,160,000
      290,000      New York NY IDA Civic Fac Rev
                      (LOC: HSBC), 1.700%, 10/7/09                       290,000
      325,000      New York NY IDA Civic Fac Rev
                      (LOC: HSBC), 2.150%, 10/7/09                       325,000
    1,850,000      NGSP Inc (LOC: Bank of America),
                      .400%, 10/7/09                                   1,850,000
    5,435,000      OSF Finance Company LLC (LOC:
                      National City Bank), .450%, 10/7/09              5,435,000
    1,020,000      Pittsburgh Technical Institute (LOC:
                      Wells Fargo Bank), .500%, 10/7/09                1,020,000

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

                   VARIABLE RATE DEMAND NOTES -- 45.7% (CONTINUED)
 $  1,546,000      Progress Industrial Properties (LOC:
                      FHLB), 1.000%, 10/7/09                      $    1,546,000
    6,300,000      Raleigh NC COP (LOC: Wachovia Bank),
                      .350%, 10/7/09                                   6,300,000
      725,000      Richland Cnty Mont Hosp Rev (LOC:
                      Allied Irish Bank PLC), 3.250%, 10/7/09            725,000
      600,000      Rise Inc (LOC: Wells Fargo Bank),
                      .550%, 10/7/09                                     600,000
    1,000,000      Rock Spring Club (LOC: PNC Bank),
                      .570%, 10/7/09                                   1,000,000
      990,000      Schmitz Ready Mix Inc (LOC: US
                      Bank NA), 1.070%, 10/7/09                          990,000
    4,560,000      Springfield MO Redev Auth Rev
                      (Univ Plaza Hotel) (LOC: Bank
                      of America), .450%, 10/7/09                      4,560,000
    2,300,000      St James Properties (LOC: FHLB),
                      1.200%, 10/7/09                                  2,300,000
    1,800,000      St Paul MN Port Auth Dist (LOC:
                      Deutsche Bank A.G.), .270%, 10/7/09              1,800,000
      865,000      Stonehedge Enterprises (LOC: FHLB),
                      1.150%, 10/7/09                                    865,000
      100,000      Terre Haute IN Intl Arprt Auth Rev
                      (Tri Aerospace) (LOC: Northern Trust),
                      1.250%, 10/7/09                                    100,000
      945,000      WA St HFC MFH Rev (Brittany Park)
                      (LOC: FNMA), .520%, 10/7/09                        945,000
    1,400,000      WA St Hsg Fin Commn MFH Rev
                      (Vintage Pj) (LOC: FNMA),
                      .520%, 10/7/09                                   1,400,000
      491,000      WAI Enterprises LLC (LOC: FHLB),
                      1.200%, 10/7/09                                    491,000
      435,000      Washington MO IDA Indl Rev (LOC:
                      US Bank NA), .380%, 10/7/09                        435,000
    3,915,000      West Covina CA PFA Tax Allocation
                      Rev (LOC: Allied Irish Bank),
                      1.150%, 10/7/09                                  3,915,000
      552,000      West Point Market Inc (LOC: FHLB),
                      1.050%, 10/7/09                                    552,000
      500,000      Westgate Investment Fund (LOC:
                      Wells Fargo Bank), .350%, 10/7/09                  500,000
      630,000      Windsor Med Ctr (LOC: FHLB),
                      1.000%, 10/7/09                                    630,000
    2,890,000      Yankee Hill Housing LP (LOC: Wells
                      Fargo Bank), .450%, 10/7/09                      2,890,000
--------------------------------------------------------------------------------
                   TOTAL VARIABLE RATE DEMAND NOTES               $  136,620,101
--------------------------------------------------------------------------------

                   TAXABLE MUNICIPAL BONDS -- 3.1%
    1,500,000      Groton City CT UTGO, 5.125%, 10/8/09                1,500,105
    1,024,000      Carmel Clay IN Schs UTGO TAWS,
                      2.750%, 12/31/09                                 1,028,447
      900,000      Columbus IN Sch Bldg Corp Rev
                      BANS, 2.500%, 12/31/09                             900,000
      800,000      Gahanna-Jefferson CSD OH UTGO
                      BANS, 3.000%, 3/10/10                              801,725
    1,400,000      Franklin Co OH Spl Oblig BANS,
                      3.100%, 3/12/10                                  1,401,215
    1,000,000      Butler Cnty OH LTGO BANS,
                      1.650%, 8/5/10                                   1,000,000
    2,500,000      Woodbridge CT St UTGO BANS,
                      2.000%, 8/26/10                                  2,503,754
--------------------------------------------------------------------------------
                   TOTAL TAXABLE MUNICIPAL BONDS                  $    9,135,246
--------------------------------------------------------------------------------

                   COMMERCIAL PAPER -- 8.2%
   13,000,000      BNP Paribas Finance Inc CP,
                      .060%, 10/1/09                                  13,000,000
    4,000,000      Allied Irish Banks NA CP,
                      .450%, 10/2/09                                   3,999,950
    7,500,000      KBC Financial Products International
                      Limited CP, .450%, 10/9/09                       7,499,250
--------------------------------------------------------------------------------
                   TOTAL COMMERCIAL PAPER                         $   24,499,200
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

                   REPURCHASE AGREEMENT -- 15.2%
 $ 45,403,000      Morgan Stanley Dean Witter Inc 0.02%
                   dated 09/30/09 due 10/01/09 repurchase
                   oceeds $45,403,025.22 (Collateralized by
                   $46,335,000 FHLMC DN due 02/26/10
                   fair value $46,311,833)                        $   45,403,000
--------------------------------------------------------------------------------

                   TOTAL INVESTMENT SECURITIES
                   AND REPURCHASE AGREEMENT -- 99.9%
                   (Amortized Cost $298,101,272)                  $  298,101,272

                   OTHER ASSETS IN
                   EXCESS OF LIABILITIES -- 0.1%                         333,359
--------------------------------------------------------------------------------

                   NET ASSETS -- 100.0%                           $  298,434,631
================================================================================

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:
DESCRIPTION                        LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
--------------------------------------------------------------------------------
Corporate Bonds                      $ --     $ 54,536,004   $ --   $ 54,536,004
U.S. Government Agency Obligations     --       27,907,721     --     27,907,721
Variable Rate Demand Notes             --      136,620,101     --    136,620,101
Taxable Municipal Bonds                --        9,135,246     --      9,135,246
Commercial Paper                       --       24,499,200     --     24,499,200
Repurchase Agreement                   --       45,403,000     --     45,403,000
--------------------------------------------------------------------------------
                                                                    $298,101,272

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Notes to Portfolios of Investments
September 30, 2009
--------------------------------------------------------------------------------

VARIABLE RATE DEMAND NOTES

A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled next reset dates.

PORTFOLIO ABBREVIATIONS:

BANS - Bond Anticipation Notes
CDA - Communities Development Authority
COP - Certificate of Participation
EDA - Economic Development Authority
EDR - Economic Development Revenue
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note
GNMA - Government National Mortgage Association
GTD - Guaranteed
HFA - Housing Finance Authority
HFC - Housing Finance Corporation
IDA - Industrial Development Authority
IDR - Industrial Development Revenue
LOC - Line of Credit
LTGO - Limited Tax General Obligation
MFH - Multi-Family Housing
PFA - Public Finance Authority
TLGP - Temporary Liquidity Guarantee Program - FDIC Guaranteed
UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust, comprised of Touchstone Core Bond Fund, Touchstone High Yield Fund, Touchstone Institutional Money Market Fund, and Touchstone Money Market Fund (the "Funds") as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Investment Trust at September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP


Cincinnati, Ohio
November 24, 2009

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

PROXY VOTING DISCLOSURE

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) Website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2009" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                                                          EXPENSES
                                             NET EXPENSE        BEGINNING             ENDING            PAID DURING
                                                RATIO            ACCOUNT              ACCOUNT          THE SIX MONTHS
                                             ANNUALIZED           VALUE                VALUE               ENDED
                                            SEPTEMBER 30,        APRIL 1,           SEPTEMBER 30,       SEPTEMBER 30,
                                               2009               2009                 2009                 2009*
-----------------------------------------------------------------------------------------------------------------------
CORE BOND FUND
Class A Actual                                 0.90%            $1,000.00            $1,136.50            $    4.82
Class A Hypothetical                           0.90%            $1,000.00            $1,020.56            $    4.56

Class C Actual                                 1.65%            $1,000.00            $1,131.80            $    8.80
Class C Hypothetical                           1.65%            $1,000.00            $1,016.82            $    8.32

HIGH YIELD FUND
Class A Actual                                 1.05%            $1,000.00            $1,361.00            $    6.21
Class A Hypothetical                           1.05%            $1,000.00            $1,019.81            $    5.31

Class B Actual                                 1.80%            $1,000.00            $1,357.60            $   10.62
Class B Hypothetical                           1.80%            $1,000.00            $1,016.06            $    9.08

Class C Actual                                 1.79%            $1,000.00            $1,357.00            $   10.57
Class C Hypothetical                           1.79%            $1,000.00            $1,016.10            $    9.04

Class Y Actual                                 0.79%            $1,000.00            $1,365.00            $    4.71
Class Y Hypothetical                           0.79%            $1,000.00            $1,021.09            $    4.02

INSTITUTIONAL MONEY MARKET FUND
Actual                                         0.25%            $1,000.00            $1,004.50            $    1.27
Hypothetical                                   0.25%            $1,000.00            $1,023.80            $    1.28

MONEY MARKET FUND
Class A Actual                                 0.88%            $1,000.00            $1,002.60            $    4.44
Class A Hypothetical                           0.88%            $1,000.00            $1,020.63            $    4.48

Class S Actual                                 1.13%            $1,000.00            $1,001.44            $    5.64
Class S Hypothetical                           1.13%            $1,000.00            $1,019.43            $    5.69

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or366]] (to reflect the one-half year period).

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is the basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                  OF FUNDS
                                                                                                  OVERSEEN
                                          TERM OF                                                 IN THE
NAME                          POSITION(S) OFFICE(2) AND                                           TOUCHSTONE OTHER
ADDRESS                       HELD WITH   LENGTH OF          PRINCIPAL OCCUPATION(S)              FUND       DIRECTORSHIPS
AGE                           TRUST       TIME SERVED        DURING PAST 5 YEARS                  COMPLEX(3) HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              Trustee and Until retirement   President and CEO of IFS Financial       38     Director of LaRosa's (a
Touchstone Advisors, Inc      President   at age 75 or until Services, Inc. (a holding company).             restaurant chain),
303 Broadway                              she resigns or is                                                  Capital Analysts
Cincinnati, OH                            removed                                                            Incorporated (an
Year of Birth: 1955                       Trustee since                                                      investment advisor and
                                          1999                                                               broker-dealer), IFS
                                                                                                             Financial Services,
                                                                                                             Inc. (a holding
                                                                                                             company), IFS Fund
                                                                                                             Distributors (a
                                                                                                             broker-dealer),
                                                                                                             Integrity and National
                                                                                                             Integrity Life
                                                                                                             Insurance Co.,
                                                                                                             Touchstone Securities
                                                                                                             (the Trust's
                                                                                                             distributor),
                                                                                                             Touchstone Advisors
                                                                                                             (the Trust's investment
                                                                                                             advisor and
                                                                                                             administrator), W&S
                                                                                                             Brokerage Services (a
                                                                                                             broker-dealer) and W&S
                                                                                                             Financial Group
                                                                                                             Distributors (a
                                                                                                             distribution company).
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------

Phillip R. Cox                Trustee     Until retirement   President and Chief Executive Officer    38     Director of Cincinnati
105 East Fourth Street                    at age 75 or until of Cox Financial Corp. (a financial             Bell (a communications
Cincinnati, OH                            he resigns or is   services company).                              company), Bethesda Inc.
Year of Birth: 1947                       removed                                                            (a hospital), Timken
                                          Trustee since                                                      Co. (a manufacturing
                                          1999                                                               company), Diebold (a
                                                                                                             technology solutions
                                                                                                             company), and Ohio
                                                                                                             Business Alliance for
                                                                                                             Higher Education.
------------------------------------------------------------------------------------------------------------------------------------

H. Jerome Lerner              Trustee     Until retirement   Principal of HJL Enterprises (a          38     None
c/o Touchstone Advisors, Inc.             at age 75 or until privately held investment company).
303 Broadway                              he resigns or is
Cincinnati, OH                            removed
Year of Birth: 1938                       Trustee since
                                          1989
------------------------------------------------------------------------------------------------------------------------------------

Donald C. Siekmann            Trustee     Until retirement   Executive for Duro Bag Manufacturing     38     None
c/o Touchstone Advisors, Inc.             at age 75 or until Co. (a bag manufacturer) from 2002
303 Broadway                              he resigns or is   -2008. President of Shor Foundation
Cincinnati, OH                            removed            for Epilepsy Research (a charitable
Year of Birth: 1938                       Trustee since      foundation).
                                          2005
------------------------------------------------------------------------------------------------------------------------------------

Robert E. Stautberg           Trustee     Until retirement   Retired Partner of KPMG LLP (a           38     Trustee of Tri-Health
c/o Touchstone Advisors, Inc.             at age 75 or until certified public accounting firm).              Physician Enterprise
303 Broadway                              he resigns or is   Vice President of St. Xavier High               Corporation.
Cincinnati, OH                            removed            School.
Year of Birth: 1934                       Trustee since
                                          1999
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                  OF FUNDS
                                                                                                  OVERSEEN
                                          TERM OF                                                 IN THE
NAME                          POSITION(S) OFFICE(2) AND                                           TOUCHSTONE OTHER
ADDRESS                       HELD WITH   LENGTH OF          PRINCIPAL OCCUPATION(S)              FUND       DIRECTORSHIPS
AGE                           TRUST       TIME SERVED        DURING PAST 5 YEARS                  COMPLEX(3) HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti               Trustee     Until retirement   CEO, Chairman and Director of            38     None
c/o Touchstone                            at age 75 or until Avaton, Inc. (a wireless
Advisors, Inc.                            he resigns or is   entertainment company) until 2006.
303 Broadway                              removed            President of Cincinnati Biomedical
Cincinnati, OH                            Trustee since      (a life science and economic
Year of Birth: 1948                       2002               development company) from
                                                             2003 - 2007. Chairman of Integrated
                                                             Media Technologies (a media company).
------------------------------------------------------------------------------------------------------------------------------------

Susan J. Hickenlooper         Trustee     Until retirement   President and Trustee of Episcopal       38     Trustee of Gateway
c/o Touchstone Advisors, Inc.             at age 75 or until Retirement Homes Foundation                     Trust (a charitable
303 Broadway                              he resigns or is                                                   organization), Trustee
Cincinnati, OH                            removed                                                            of Cincinnati
Year of Birth: 1946                       Trustee since                                                      Parks Foundation.
                                          2009
------------------------------------------------------------------------------------------------------------------------------------


(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 4 series of the Trust, 9 series of Touchstone Funds Group Trust, 4 series of Touchstone Institutional Funds Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER
                                                                                                   OF FUNDS
                                                                                                   OVERSEEN
                                          TERM OF                                                  IN THE
NAME                          POSITION(S) OFFICE AND LENGTH                                        TOUCHSTONE  OTHER
ADDRESS                       HELD WITH   OF                  PRINCIPAL OCCUPATION(S)              FUND        DIRECTORSHIPS
AGE                           TRUST       TIME SERVED         DURING PAST 5 YEARS                  COMPLEX(2)  HELD
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              President   Until resignation,  See biography above.                     38      See biography
Touchstone                    and Trustee removal or                                                           above.
Advisors, Inc.                            disqualification
303 Broadway                              President since
Cincinnati, OH                            2004; President
Year of Birth: 1955                       from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------

Brian E. Hirsch               Vice        Until resignation,  Senior Vice President and Chief          38      None
Touchstone                    President   removal or          Compliance Officer of IFS Financial
Advisors, Inc.                and Chief   disqualification    Services, Inc.
303 Broadway                  Compliance  Vice President
Cincinnati, OH                Officer     since 2003
Year of Birth: 1956
------------------------------------------------------------------------------------------------------------------------------------

Steven M. Graziano            Vice        Until resignation,  President of Touchstone                  38      None
Touchstone Advisors, Inc.     President   removal or          Advisors, Inc.; Executive Vice
303 Broadway                              disqualification    President of Pioneer
Cincinnati, OH                            Vice President      Investment Management, Head of
Year of Birth: 1954                       since 2009          Retail Distribution and
                                                              Strategic Marketing 2007 -
                                                              2008; Executive Vice President
                                                              of Pioneer Investment
                                                              Management, Chief Marketing
                                                              Officer 2002 - 2007.

------------------------------------------------------------------------------------------------------------------------------------

William A. Dent               Vice        Until resignation,  Senior Vice President of Touchstone      38      None
Touchstone                    President   removal or          Advisors, Inc.
Advisors, Inc.                            disqualification
303 Broadway                              Vice President
Cincinnati, OH                            since 2004
Year of Birth: 1963
------------------------------------------------------------------------------------------------------------------------------------

Gregory A. Harris             Vice        Until resignation,  Vice President-Fund                      38      None
Touchstone                    President   removal or          Administration of Touchstone
Advisors, Inc.                            disqualification    Investments. Managing
303 Broadway                              Vice President      Director, Fund Project
Cincinnati, OH                            since 2007          Services, Inc. 1998 - 2007.
Year of Birth: 1968
------------------------------------------------------------------------------------------------------------------------------------

Terrie A. Wiedenheft          Controller  Until resignation,  Chief Financial Officer of IFS           38      None
Touchstone                    and         removal or          Financial Services, Inc.
Advisors, Inc.                Treasurer   disqualification
303 Broadway                              Controller since
Cincinnati, OH                            2000
Year of Birth: 1962                       Treasurer
                                          since 2003
------------------------------------------------------------------------------------------------------------------------------------

Jay S. Fitton                 Secretary   Until resignation,  Assistant Vice President and Senior      38      None
JPMorgan                                  removal or          Counsel at JPMorgan Chase Bank, N.A
303 Broadway                              disqualification
Cincinnati, OH                            Secretary
Year of Birth: 1970                       since 2006.
                                          Assistant
                                          Secretary
                                          from 2002 - 2006
------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 4 series of the Trust, 9 series of Touchstone Funds Group Trust, 4 series of Touchstone Institutional Funds Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

[LOGO] TOUCHSTONE INVESTMENTS(R)

       303 Broadway, Suite 1100
       Cincinnati, OH  45202-4203


--------------------------------------------------------------------------------


[LOGO] EDelivery
Go paperless, sign up today at:
www.touchstoneinvestments.com/home

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

*     A Member of Western & Southern Financial Group

                                                             TSF-55-TINT-AR-0910

ITEM 2.  CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $55,280 for the September 30, 2009 fiscal year and approximately $71,400 for the September 30, 2008 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-related fees totaled approximately $15,000 for the September 30, 2009 fiscal year and $6,000 for the September 30, 2008 fiscal year and consisted of limited internal control testing in fiscal year 2009 and 2008 of the Trust's fund accountant and transfer agent.

(c) Tax Fees. Tax fees totaled approximately $26,100 for the September 30, 2009 fiscal year and $25,100 for the September 30, 2008 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2009 or September 30, 2008 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant were approximately $26,100 for the fiscal year ended September 30, 2009 and $54,100 for the fiscal year ended September 30, 2008.

(h) Not applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 6, 2004 with registrant's N-CSR for the September 30, 2004 fiscal year and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Investment Trust
             -------------------------------------------------------------------

By (Signature and Title)


/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date: December 1, 2009

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date: December 1, 2009


/s/ Terrie A. Wiedenheft
--------------------------------------------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date: December 1, 2009